UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04267
                                   ---------


                         INSTITUTIONAL FIDUCIARY TRUST
                         -----------------------------
               (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906 (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     -------------

Date of fiscal year end: 6/30
                         ----

Date of reporting period: 6/30/05
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                                      ANNUAL REPORT | 06 30 2005
--------------------------------------------------------------------------------

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.

--------------------------------------------------------------------------------

                                INSTITUTIONAL FIDUCIARY TRUST

--------------------------------------------------------------------------------

                                Franklin Structured Large Cap Core Equity Fund

                                Franklin Structured Large Cap Growth Equity Fund

                                    [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

CONTENTS

ANNUAL REPORT
--------------------------------------------------------------------------------

 Franklin Structured Large Cap Core Equity Fund ............................   2

 Franklin Structured Large Cap Growth Equity Fund ..........................   9

 Financial Highlights & Statements of Investments ..........................  16

 Financial Statements ......................................................  30

 Notes to Financial Statements .............................................  33

 Report of Independent Registered Public Accounting Firm ...................  41

 Tax Designation ...........................................................  42

 Board Members and Officers ................................................  43

 Shareholder Information ...................................................  48

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


                                                               Annual Report | 1

ANNUAL REPORT

FRANKLIN STRUCTURED LARGE CAP
CORE EQUITY FUND

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Structured Large Cap Core Equity Fund (the Fund) seeks long-term capital appreciation by investing at least 80% of net assets in equity securities of companies whose market capitalizations are within the top 50% in terms of size of companies whose equity securities are listed on a U.S. securities exchange or traded on the National Association of Securities Dealers Automated Quotations (NASDAQ) system.

--------------------------------------------------------------------------------
      PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Structured Large Cap Core Equity Fund covers the fiscal year ended June 30, 2005.

PERFORMANCE OVERVIEW

Franklin Structured Large Cap Core Equity Fund posted a 6.56% cumulative total return for the period under review. The Fund outperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 6.24%.(1)

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended June 30, 2005, a maturing domestic economic expansion was driven by staying power across most industries, sectors and regions. Gross domestic product (GDP) rose an annualized 3.8% in first quarter 2005 and an estimated 3.4% annualized in the second quarter, benefiting primarily from personal consumption and greater business investment.(2) Demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in the first half of 2005 sponsored largely by rising short-term domestic interest rates, and strong U.S. economic growth relative to its major trading partners.


(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) Source: Bureau of Economic Analysis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


2 | Annual Report

With controlling inflation at the forefront of its agenda, the Federal Reserve Board (Fed) raised the federal funds target rate from 1.25% to 3.25% and said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Oil prices hit record highs, yet inflation remained relatively contained for the 12 months ended June 30, 2005, as measured by the 2.0% rise for the core Consumer Price Index, which excludes volatile food and energy costs.(3) Pricing pressures were somewhat eased by continued competition, globalization and offshoring, and most companies held back in passing along higher commodity and energy costs to consumers. Although short-term interest rates rose, long-term interest rates actually declined, reinvigorating housing and commercial real estate activity, which added to economic growth.

Many businesses enjoyed their widest profit margins on record, propelled largely by productivity gains that lifted corporate profitability and cash flow. The favorable business environment also helped stabilize the labor market, which firmed as employment increased and the unemployment rate dropped from 5.5% to 5.0% during the reporting period.(3) Hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence.

Most stock market indexes were in negative territory during the reporting period. Despite economic strength and improving corporate fundamentals, investors faced a stock market influenced partly by inflation worries, energy prices, the fluctuating dollar and short-term interest rate hikes. Despite slowing corporate earnings growth rates, corporate profits were still strong and dividend payments generally rose, offering some support to investor confidence. The blue chip stocks of the Dow Jones Industrial Average gained 0.66% for the period under review, while the broader S&P 500 rose 6.32% and the technology-heavy NASDAQ Composite Index increased 2.81%.(4)

PORTFOLIO BREAKDOWN
Franklin Structured Large Cap
Core Equity Fund
Based on Total Net Assets as of 6/30/05

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Finance                                       19.5%
Health Technology                             10.0%
Electronic Technology                          9.7%
Energy Minerals                                9.0%
Consumer Non-Durables                          8.6%
Technology Services                            6.6%
Producer Manufacturing                         6.0%
Retail Trade                                   4.3%
Communications                                 3.9%
Consumer Services                              3.7%
Health Services                                2.8%
Commercial Services                            2.3%
Consumer Durables                              1.8%
Transportation                                 1.7%
Utilities                                      1.6%
Distribution Services                          1.5%
Non-Energy Minerals                            1.5%
Process Industries                             1.4%
Real Estate Investment Trusts                  1.3%
Real Estate Development                        0.2%
Industrial Services                            0.1%
Short-Term Investments & Other Net Assets      2.5%

(3) Source: Bureau of Labor Statistics.

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for their market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                                               Annual Report | 3

TOP 10 HOLDINGS
Franklin Structured Large Cap
Core Equity Fund
6/30/05

--------------------------------------------------------------------------------
 COMPANY                                                              % OF TOTAL
 SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
 ExxonMobil Corp.                                                           4.0%
    ENERGY MINERALS
--------------------------------------------------------------------------------
 Pfizer Inc.                                                                2.4%
    HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
 Microsoft Corp.                                                            2.4%
    TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
 Johnson & Johnson                                                          2.1%
    HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
 Citigroup Inc.                                                             2.1%
    FINANCE
--------------------------------------------------------------------------------
 General Electric Co.                                                       2.1%
    PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
 Intel Corp.                                                                2.0%
    ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
 Bank of America Corp.                                                      1.8%
    FINANCE
--------------------------------------------------------------------------------
 Dell Inc.                                                                  1.8%
    ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
 Wal-Mart Stores Inc.                                                       1.7%
    RETAIL TRADE
--------------------------------------------------------------------------------

YOU WILL FIND A COMPLETE LISTING OF THE FUND'S PORTFOLIO HOLDINGS, INCLUDING DOLLAR VALUE AND NUMBER OF SHARES OR PRINCIPAL AMOUNT, BEGINNING ON PAGE 17 OF THIS REPORT.

INVESTMENT STRATEGY

Our twin objectives for the Franklin Structured Large Cap Core Equity Fund are very tight risk controls and modest excess return over the S&P 500. To achieve the first objective, the portfolio is managed using robust quantitative tools that match broad risk characteristics of the index. To achieve the second objective, we tap into Franklin's deep pool of research analysis. The portfolio is managed to very closely follow the index with very tight tracking error levels. The portfolio is sector- and industry-neutral (i.e., it typically does not deviate from the index weightings by more than 1%) with excess return coming primarily from security selection, a key strength of Franklin Advisers, Inc.

MANAGER'S DISCUSSION

The Franklin Structured Large Cap Core Equity Fund is an enhanced index strategy that seeks to outperform the S&P 500 marginally, with very little excess relative risk. We expect the majority of our over- or under-performance to come from security selection.

For the twelve-month period ended June 30, 2005, the portfolio gained value relative to its benchmark, the S&P 500, due to overweight positions in PACCAR Inc., AmeriTrade Holding Corp., Sears Holding Corp., and Devon Energy Corp., and an underweight position in eBay Inc. During the same period, the portfolio lost value relative to its benchmark due to overweight positions in Marsh & McLennan Cos., United States Steel Corp., Intersil Corp., Ford Motor Co., and Cisco Systems Inc.

We appreciate your support, welcome new shareholders, and look forward to serving your investment needs in the years ahead.


THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Annual Report

PERFORMANCE SUMMARY AS OF 6/30/05

FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND

Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
                                                     CHANGE   6/30/05   6/30/04
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                               -$0.31    $11.78    $12.09
--------------------------------------------------------------------------------
 DISTRIBUTIONS (7/1/04-6/30/05)
--------------------------------------------------------------------------------
 Dividend Income                            0.0568
--------------------------------------------------------------------------------
 Short-Term Capital Gain                    0.8250
--------------------------------------------------------------------------------
 Long-Term Capital Gain                     0.1964
--------------------------------------------------------------------------------

PERFORMANCE 5

--------------------------------------------------------------------------------
                                                                SINCE INCEPTION
                                                       1-YEAR         (4/30/03)
--------------------------------------------------------------------------------
 Cumulative Total Return(6)                             +6.56%           +33.27%
--------------------------------------------------------------------------------
 Average Annual Total Return(7)                         +6.56%           +14.17%
--------------------------------------------------------------------------------
 Value of $5,000,000 Investment(8)              $5,328,146.29     $6,663,560.18
--------------------------------------------------------------------------------

(5) The Franklin Structured Large Cap Core Equity Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the fund's total return would have been lower. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.

(6) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(7) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(8) These figures represent the value of a hypothetical $5,000,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM THE FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL FRANKLIN TEMPLETON INSTITUTIONAL SERVICES AT 1-800/321-8563.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


                                                               Annual Report | 5

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $5 MILLION INVESTMENT(5)

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN
------------------------------------
                             6/30/05
------------------------------------
 1-Year                       +6.56%
------------------------------------
 Since Inception (4/30/03)   +14.17%
------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                       FRANKLIN STRUCTURED LARGE CAP
INCEPTION DATE               CORE EQUITY FUND                      S&P 500 INDEX
    Apr-03                      5,000,000.00                       5,000,000.00
    May-03                      5,284,998.87                       5,262,377.28
    Jun-03                      5,339,998.48                       5,329,548.91
    Jul-03                      5,444,998.04                       5,419,380.84
    Aug-03                      5,544,997.34                       5,523,433.27
    Sep-03                      5,479,997.99                       5,466,303.53
    Oct-03                      5,764,999.03                       5,775,008.92
    Nov-03                      5,834,997.54                       5,823,005.17
    Dec-03                      6,113,519.33                       6,129,233.12
    Jan-04                      6,206,618.76                       6,242,666.78
    Feb-04                      6,263,512.80                       6,333,159.36
    Mar-04                      6,185,930.74                       6,239,726.89
    Apr-04                      6,056,626.98                       6,144,064.72
    May-04                      6,118,692.85                       6,227,339.69
    Jun-04                      6,253,169.32                       6,348,767.23
    Jul-04                      6,035,936.40                       6,134,055.86
    Aug-04                      6,061,797.81                       6,157,046.50
    Sep-04                      6,087,659.02                       6,224,317.22
    Oct-04                      6,129,036.60                       6,320,293.20
    Nov-04                      6,341,095.99                       6,572,958.92
    Dec-04                      6,544,786.69                       6,798,240.69
    Jan-05                      6,409,026.16                       6,635,027.02
    Feb-05                      6,584,382.78                       6,768,742.65
    Mar-05                      6,488,219.53                       6,653,673.88
    Apr-05                      6,380,747.92                       6,529,801.94
    May-05                      6,607,003.09                       6,735,511.94
    Jun-05                      6,663,560.18                       6,745,025.30

6 | ANNUAL REPORT

YOUR FUND'S EXPENSES

FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for the Fund and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                               Annual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT          ENDING ACCOUNT       EXPENSES PAID DURING
                                             VALUE 12/31/04             VALUE 6/30/05      PERIOD* 12/31/04-6/30/05
-------------------------------------------------------------------------------------------------------------------
  Actual                                         $1,000                   $1,018.20                $3.50
-------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000                   $1,021.32                $3.51
-------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.70% net of expense waiver, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


8 | Annual Report

FRANKLIN STRUCTURED LARGE CAP
GROWTH EQUITY FUND

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Structured Large Cap Growth Equity Fund (the Fund) seeks long-term capital appreciation by investing at least 80% of net assets in equity securities of companies whose market capitalizations are within the top 50% in terms of size of companies whose equity securities are listed on a U.S. securities exchange or traded on the National Association of Securities Dealers Automated Quotations (NASDAQ) system.

--------------------------------------------------------------------------------
      PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Structured Large Cap Growth Equity Fund covers the fiscal year ended June 30, 2005.

PERFORMANCE OVERVIEW

Franklin Structured Large Cap Growth Equity Fund posted a -0.61% cumulative total return for the twelve months under review. The Fund underperformed its benchmark, the Russell 1000(R) Growth Index, which returned 1.68%.(1)

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended June 30, 2005, a maturing domestic economic expansion was driven by staying power across most industries, sectors and regions. Gross domestic product (GDP) rose an annualized 3.8% in first quarter 2005 and an estimated 3.4% annualized in the second quarter, benefiting primarily from personal consumption and greater business investment.(2) Demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in the first half of 2005 sponsored largely by rising short-term domestic interest rates, and strong U.S. economic growth relative to its major trading partners.

(1) Source: Standard & Poor's Micropal. Russell 1000(R) Growth Index is a market capitalization weighted index that measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) Source: Bureau of Economic Analysis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 24.


                                                               Annual Report | 9

PORTFOLIO BREAKDOWN
Franklin Structured Large Cap
Growth Equity Fund
Based on Total Net Assets as of 6/30/05

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Electronic Technology                        17.4%
Health Technology                            16.3%
Technology Services                          11.8%
Retail Trade                                  8.3%
Finance                                       8.2%
Consumer Non-Durables                         7.9%
Producer Manufacturing                        6.9%
Consumer Services                             4.9%
Health Services                               3.8%
Transportation                                2.5%
Process Industries                            2.5%
Energy Minerals                               2.1%
Industrial Services                           1.8%
Distribution Services                         1.4%
Commercial Services                           1.2%
Consumer Durables                             1.0%
Communications                                0.9%
Non-Energy Minerals                           0.9%
Short-Term Investments & Other Net Assets     0.2%
REIT                                          0.0%*

*Rounds to less than 0.05% of net assets.

With controlling inflation at the forefront of its agenda, the Federal Reserve Board (Fed) raised the federal funds target rate from 1.25% to 3.25% and said it will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Oil prices hit record highs, yet inflation remained relatively contained for the 12 months ended June 30, 2005, as measured by the 2.0% rise for the core Consumer Price Index, which excludes volatile food and energy costs.(3) Pricing pressures were somewhat eased by continued competition, globalization and offshoring, and most companies held back in passing along higher commodity and energy costs to consumers. Although short-term interest rates rose, long-term interest rates actually declined, reinvigorating housing and commercial real estate activity, which added to economic growth.

Many businesses enjoyed their widest profit margins on record, propelled largely by productivity gains that lifted corporate profitability and cash flow. The favorable business environment also helped stabilize the labor market, which firmed as employment increased and the unemployment rate dropped from 5.5% to 5.0% during the reporting period.(3) Hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence.

Most stock market indexes were in negative territory during the reporting period. Despite economic strength and improving corporate fundamentals, investors faced a stock market influenced partly by inflation worries, energy prices, the fluctuating dollar and short-term interest rate hikes. Despite slowing corporate earnings growth rates, corporate profits were still strong and dividend payments generally rose, offering some support to investor confidence. The blue chip stocks of the Dow Jones Industrial Average gained 0.66% for the period under review, while the broader S&P 500 rose 6.32% and the technology-heavy NASDAQ Composite Index increased 2.81%.(4)

(3) Source: Bureau of Labor Statistics.

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for their market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


10 | Annual Report

INVESTMENT STRATEGY

Our twin objectives for the Franklin Structured Large Cap Growth Equity Fund are very tight risk controls and modest excess return over the Russell 1000(R) Growth Index. To achieve the first objective, the portfolio is run using robust quantitative tools that match broad risk characteristics of the index. To achieve the second objective, we tap into Franklin's deep pool of research analysis. The portfolio is managed to very closely follow the index with very tight tracking error levels. The portfolio is sector- and industry-neutral (i.e., they typically do not deviate from the index weightings by more than 1%) with excess return coming primarily from security selection, a key strength of Franklin Advisers, Inc.

MANAGER'S DISCUSSION

The Franklin Structured Large Cap Growth Equity Fund is an enhanced index strategy that seeks to outperform the Russell 1000(R) Growth Index marginally, with very little excess relative risk. We expect the majority of our over- or under-performance to come from security selection.

For the twelve-month period ended June 30, 2005, the Franklin Structured Large Cap Growth Equity Fund gained value relative to its benchmark, the Russell 1000(R) Growth, from overweight positions in Bunge Ltd., Devon Energy Corp., and Peabody Energy Corp., and underweight positions in Merck & Co. Inc. and American International Group Inc. During the same period, the portfolio lost value relative to its benchmark due to overweight positions in Biogen Idec Inc., Cisco Systems Inc., Coca-Cola Co., and Accenture Ltd., and an underweight position in UnitedHealth Group Inc.

We appreciate your support, welcome new shareholders, and look forward to serving your investment needs in the years ahead.

TOP 10 HOLDINGS
Franklin Structured Large Cap
Growth Equity Fund
6/30/05

--------------------------------------------------------------------------------
 COMPANY                                                              % OF TOTAL
 SECTOR/INDUSTRY                                                      NET ASSETS
--------------------------------------------------------------------------------
 Johnson & Johnson                                                          4.4%
    HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
 Intel Corp.                                                                3.8%
    ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
 Microsoft Corp.                                                            3.7%
    TECHNOLOGY SERVICES
--------------------------------------------------------------------------------
 General Electric Co.                                                       3.4%
    PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
 Cisco Systems Inc.                                                         3.1%
    ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
 Dell Inc.                                                                  2.7%
    ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
 Proctor & Gamble Inc.                                                      2.6%
    CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
 Amgen Inc.                                                                 2.5%
    HEALTH TECHNOLOGY
--------------------------------------------------------------------------------
 Wal-Mart Stores Inc.                                                       2.4%
    RETAIL TRADE
--------------------------------------------------------------------------------
 Lowe's Cos. Inc.                                                           2.0%
    RETAIL TRADE
--------------------------------------------------------------------------------

YOU WILL FIND A COMPLETE LISTING OF THE FUND'S PORTFOLIO HOLDINGS, INCLUDING DOLLAR VALUE AND NUMBER OF SHARES OR PRINCIPAL AMOUNT, BEGINNING ON PAGE 24 OF THIS REPORT.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 11

PERFORMANCE SUMMARY AS OF 6/30/05

FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND

Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

--------------------------------------------------------------------------------
                                                      CHANGE   6/30/05   6/30/04
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                                -$0.93    $11.01    $11.94
--------------------------------------------------------------------------------
 DISTRIBUTIONS (7/1/04-6/30/05)
--------------------------------------------------------------------------------
 Dividend Income                             0.0993
--------------------------------------------------------------------------------
 Short-Term Capital Gain                     0.4683
--------------------------------------------------------------------------------
 Long-Term Capital Gain                      0.3107
--------------------------------------------------------------------------------

PERFORMANCE(5)

--------------------------------------------------------------------------------
                                                        1-YEAR   SINCE INCEPTION
                                                                    (4/30/03)
--------------------------------------------------------------------------------
 Cumulative Total Return(6)                              -0.61%          +24.93%
--------------------------------------------------------------------------------
 Average Annual Total Return(7)                          -0.61%          +10.82%
--------------------------------------------------------------------------------
 Value of $5,000,000 Investment(8)               $4,969,551.91    $6,246,401.42
--------------------------------------------------------------------------------

(5) The Franklin Structured Large Cap Growth Equity Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the fund's total return would have been lower. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.

(6) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(7) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(8) These figures represent the value of a hypothetical $5,000,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM THE FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL FRANKLIN TEMPLETON INSTITUTIONAL SERVICES AT 1-800/321-8563.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $5 MILLION INVESTMENT(5)

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  FRANKLIN STRUCTURED LARGE CAP            RUSSELL 1000
INCEPTION DATE         GROWTH EQUITY FUND                  GROWTH INDEX
   Apr-03                  5,000,000.00                    5,000,000.00
   May-03                  5,275,000.00                    5,249,588.69
   Jun-03                  5,355,000.12                    5,321,866.42
   Jul-03                  5,470,000.36                    5,454,298.19
   Aug-03                  5,599,999.76                    5,589,947.46
   Sep-03                  5,549,999.66                    5,530,108.53
   Oct-03                  5,854,999.05                    5,840,713.69
   Nov-03                  5,924,999.18                    5,901,862.83
   Dec-03                  6,137,293.06                    6,105,975.27
   Jan-04                  6,247,829.63                    6,230,661.81
   Feb-04                  6,268,883.93                    6,270,250.37
   Mar-04                  6,153,083.93                    6,153,939.29
   Apr-04                  6,053,076.20                    6,082,391.30
   May-04                  6,142,557.49                    6,195,766.83
   Jun-04                  6,284,672.67                    6,273,185.93
   Jul-04                  5,932,015.13                    5,918,547.41
   Aug-04                  5,910,960.84                    5,889,324.52
   Sep-04                  5,947,805.91                    5,945,332.30
   Oct-04                  6,047,813.74                    6,038,059.41
   Nov-04                  6,210,983.58                    6,245,754.22
   Dec-04                  6,439,287.53                    6,490,649.34
   Jan-05                  6,223,698.18                    6,274,197.61
   Feb-05                  6,246,392.04                    6,340,969.10
   Mar-05                  6,115,903.93                    6,225,437.51
   Apr-05                  5,996,767.87                    6,106,887.45
   May-05                  6,286,108.23                    6,402,350.44
   Jun-05                  6,246,401.42                    6,378,749.88

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
                                   6/30/05
------------------------------------------
 1-Year                             -0.61%
------------------------------------------
 Since Inception (4/30/03)         +10.82%
------------------------------------------


                                                              Annual Report | 13

YOUR FUND'S EXPENSES

FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for the Fund and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
                                              VALUE 12/31/04     VALUE 6/30/05     PERIOD* 12/31/04-6/30/05
-----------------------------------------------------------------------------------------------------------
  Actual                                           $1,000           $  970.00               $3.42
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)         $1,000           $1,021.32               $3.51

* Expenses are equal to the annualized expense ratio of 0.70% net of expense waiver, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 15

INSTITUTIONAL FIDUCIARY TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND

                                                                   --------------------------------------
                                                                           YEAR ENDED JUNE 30,
                                                                     2005          2004         2003(c)
                                                                   --------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

Net asset value, beginning of year ...........................     $ 12.09       $ 10.68       $ 10.00
                                                                   --------------------------------------

Income from investment operations:

    Net investment income(a) .................................        0.16          0.09          0.02

    Net realized and unrealized gains (losses) ...............        0.61          1.71          0.66
                                                                   --------------------------------------
Total from investment operations .............................        0.77          1.80          0.68
                                                                   --------------------------------------

Less distributions from:

    Net investment income ....................................       (0.06)        (0.09)           --

    Net realized gains .......................................       (1.02)        (0.30)           --
                                                                   --------------------------------------
Total distributions ..........................................       (1.08)        (0.39)           --
                                                                   --------------------------------------
Net asset value, end of year .................................     $ 11.78       $ 12.09       $ 10.68
                                                                   ======================================

Total return(b) ..............................................        6.56%        17.10%         6.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................     $ 2,969       $ 2,786       $ 2,137

Ratios to average net assets:

    Expenses .................................................        2.26%         3.66%         1.03%(d)

    Expenses net of waiver and payments by
      affiliate ..............................................        0.70%         0.70%         0.12%(d)

    Net investment income ....................................        1.37%         0.81%         0.17%(d)

Portfolio turnover rate ......................................      112.78%       164.34%         9.93%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   For the period April 30, 2003 (commencement of operations) to June 30,
      2003.

(d)   Not annualized.


16 | See notes to financial statements. | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2005

---------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND                            SHARES        VALUE
---------------------------------------------------------------------------------------------------
   COMMON STOCKS 97.5%
   COMMERCIAL SERVICES 2.3%
   Deluxe Corp. .........................................................      473    $     19,204
(a)Dun & Bradstreet Corp. ...............................................       90           5,548
   FactSet Research Systems Inc. ........................................      229           8,207
   Moody's Corp. ........................................................      384          17,265
(a)R.H. Donnelley Corp. .................................................      198          12,272
   SEI Investment Co. ...................................................      159           5,939
(a)Universal Technical Institute Inc. ...................................        5             166
                                                                                      -------------
                                                                                            68,601
                                                                                      -------------

   COMMUNICATIONS 3.9%
   Alltel Corp. .........................................................      135           8,408
   AT&T Corp. ...........................................................      641          12,205
   BellSouth Corp. ......................................................      472          12,541
(a)Centennial Communications Corp., A ...................................      373           5,177
   SBC Communications Inc. ..............................................      735          17,456
   Sprint Corp. .........................................................      969          24,312
   Verizon Communications Inc. ..........................................      928          32,063
(a)Western Wireless Corp., A ............................................       87           3,680
                                                                                      -------------
                                                                                           115,842
                                                                                      -------------

   CONSUMER DURABLES 1.8%
   Ford Motor Co. .......................................................    2,306          23,613
(a)NVR Inc. .............................................................       19          15,390
   Polaris Industries Inc. ..............................................       86           4,644
   The Ryland Group Inc. ................................................       17           1,290
   Standard Pacific Corp. ...............................................       50           4,398
   Winnebago Industries Inc. ............................................       88           2,882
                                                                                      -------------
                                                                                            52,217
                                                                                      -------------

   CONSUMER NON-DURABLES 8.6%
   Altria Group Inc. ....................................................      442          28,580
   Anheuser-Busch Cos. Inc. .............................................      536          24,522
   Clorox Co. ...........................................................       94           5,238
   Coca-Cola Co. ........................................................    1,147          47,887
   Colgate-Palmolive Co. ................................................      511          25,504
   Gillette Co. .........................................................      278          14,075
   K-Swiss Inc., A ......................................................      426          13,777
   Loews Corp. - Carolina Group .........................................      605          20,159
   PepsiCo Inc. .........................................................      523          28,205
   Procter & Gamble Co. .................................................      802          42,305
   Yankee Candle Co. ....................................................      139           4,462
                                                                                      -------------
                                                                                           254,714
                                                                                      -------------
   CONSUMER SERVICES 3.7%
(a)Apollo Group Inc., A .................................................      104           8,135
   Cendant Corp. ........................................................       88           1,968
   Choice Hotels International Inc. .....................................      456          29,959
   Clear Channel Communications Inc. ....................................      175           5,413
(a)Comcast Corp. ........................................................      289           8,872
   Dow Jones & Co. Inc. .................................................       62           2,198


                                                              Annual Report | 17

INSTITUTIONAL FIDUCIARY TRUST

---------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND                            SHARES        VALUE
---------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   CONSUMER SERVICES (CONT.)
   Gannett Co. Inc. .....................................................       21    $      1,494
   H&R Block Inc. .......................................................      103           6,010
   Regal Entertainment Group, A .........................................      452           8,534
(a)Time Warner Inc. .....................................................      128           2,139
   Viacom Inc., B .......................................................      439          14,057
   The Walt Disney Co. ..................................................      767          19,313
(a)Weight Watchers International Inc. ...................................        2             103
                                                                                      -------------
                                                                                           108,195
                                                                                      -------------

   DISTRIBUTION SERVICES 1.5%
   Cardinal Health Inc. .................................................      230          13,243
   SYSCO Corp. ..........................................................      890          32,209
                                                                                      -------------
                                                                                            45,452
                                                                                      -------------

   ELECTRONIC TECHNOLOGY 9.7%
(a)Altera Corp. .........................................................      141           2,795
   Applied Materials Inc. ...............................................      725          11,731
   Boeing Co. ...........................................................      211          13,926
(a)Cisco Systems Inc. ...................................................    2,522          48,195
(a)Dell Inc. ............................................................    1,340          52,943
(a)Freescale Semiconductor Inc., B ......................................      784          16,605
   General Dynamics Corp. ...............................................       81           8,873
   Hewlett-Packard Co. ..................................................      319           7,500
   Intel Corp. ..........................................................    2,272          59,208
   Linear Technology Corp. ..............................................       82           3,009
   Lockheed Martin Corp. ................................................       78           5,060
   Motorola Inc. ........................................................      689          12,581
   Nokia Corp., ADR (Finland) ...........................................    1,353          22,514
(a)OmniVision Technologies Inc. .........................................       27             367
   Rockwell Automation Inc. .............................................      131           6,381
(a)Sigmatel Inc. ........................................................      295           5,062
(a)Storage Technology Corp. .............................................       34           1,234
(a)Tessera Technologies Inc. ............................................      286           9,555
(a)Varian Inc. ..........................................................        8             302
                                                                                      -------------
                                                                                           287,841
                                                                                      -------------

   ENERGY MINERALS 9.0%
   Chevron Corp. ........................................................      396          22,144
   ConocoPhillips .......................................................      526          30,240
   Devon Energy Corp. ...................................................      365          18,498
   ExxonMobil Corp. .....................................................    2,044         117,469
(a)NRG Energy Inc. ......................................................      444          16,694
   Occidental Petroleum Corp. ...........................................       13           1,000
   Premcor Inc. .........................................................       23           1,706
   Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ...................      133           8,632
   Sunoco Inc. ..........................................................      251          28,534
   Unocal Corp. .........................................................      101           6,570
   Valero Energy Corp. ..................................................      196          15,505
                                                                                      -------------
                                                                                           266,992
                                                                                      -------------


18 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

---------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND                            SHARES        VALUE
---------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FINANCE 19.5%
   AFLAC Inc. ...........................................................      813    $     35,187
(a)Alleghany Corp. ......................................................       79          23,463
(a)Allmerica Financial Corp. ............................................      127           4,710
   American Express Co. .................................................       64           3,407
   American International Group Inc. ....................................      275          15,977
(a)AmeriCredit Corp. ....................................................       49           1,249
(a)Ameritrade Holding Corp. .............................................    1,347          25,041
   Bank of America Corp. ................................................    1,203          54,869
   Bank of New York Co. Inc. ............................................      263           7,569
(a)Berkshire Hathaway Inc., B ...........................................        1           2,784
   Blackrock Inc. .......................................................      147          11,826
   Capital One Financial Corp. ..........................................      132          10,561
   Chubb Corp. ..........................................................      164          14,040
   Cincinnati Financial Corp. ...........................................      204           8,070
   Citigroup Inc. .......................................................    1,362          62,965
   Commerce Group Inc. ..................................................      117           7,267
   Countrywide Financial Corp. ..........................................      583          22,510
   Downey Financial Corp. ...............................................      201          14,713
   Fannie Mae. ..........................................................      726          42,398
   Federated Investors Inc., B ..........................................      471          14,135
   Genworth Financial Inc., A ...........................................      219           6,620
   Hartford Financial Services Group Inc. ...............................       24           1,795
   JPMorgan Chase & Co. .................................................      273           9,642
   Lehman Brothers Holdings Inc. ........................................       58           5,758
   M & T Bank Corp. .....................................................       91           9,570
   MGIC Investment Corp. ................................................       38           2,478
   Morgan Stanley .......................................................      106           5,562
   Nationwide Financial Services Inc., A ................................      235           8,916
   Northern Trust Corp. .................................................       77           3,510
   Ohio Casualty Corp. ..................................................       90           2,176
   Old Republic International Corp. .....................................      451          11,406
   Pacific Capital Bancorp. .............................................      275          10,197
(a)PHH Corp. ............................................................        4             103
   The Progressive Corp. ................................................      102          10,079
   Protective Life Corp. ................................................      101           4,264
(a)Providian Financial Corp. ............................................       48             846
   Prudential Financial Inc. ............................................       65           4,268
   Selective Insurance Group Inc. .......................................      341          16,897
   StanCorp Financial Group Inc. ........................................        1              77
   State Auto Financial Corp. ...........................................      136           4,221
   UICI .................................................................      287           8,544
   Wachovia Corp. .......................................................      122           6,051
   Washington Mutual Inc. ...............................................      656          26,693
   Wells Fargo & Co. ....................................................      596          36,702
                                                                                      -------------
                                                                                           579,116
                                                                                      -------------


                                                              Annual Report | 19

INSTITUTIONAL FIDUCIARY TRUST

---------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND                            SHARES        VALUE
---------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   HEALTH SERVICES 2.8%
   CIGNA Corp. ..........................................................      321    $     34,356
   IMS Health Inc. ......................................................      547          13,549
(a)Lincare Holdings Inc. ................................................       46           1,879
(a)Sierra Health Services Inc. ..........................................      306          21,867
   UnitedHealth Group Inc. ..............................................      234          12,201
                                                                                      -------------
                                                                                            83,852
                                                                                      -------------

   HEALTH TECHNOLOGY 10.0%
   Abbott Laboratories ..................................................      445          21,809
(a)Amgen Inc. ...........................................................      326          19,710
(a)Boston Scientific Corp. ..............................................      202           5,454
   Bristol-Myers Squibb Co. .............................................      608          15,188
   Johnson & Johnson ....................................................      982          63,830
   Medtronic Inc. .......................................................      369          19,110
   Mentor Corp. .........................................................      208           8,628
   Merck & Co. Inc. .....................................................      622          19,158
   Pall Corp. ...........................................................      252           7,651
   Pfizer Inc. ..........................................................    2,636          72,701
(a)Waters Corp. .........................................................      319          11,857
   Wyeth ................................................................      688          30,616
                                                                                      -------------
                                                                                           295,712
                                                                                      -------------

   INDUSTRIAL SERVICES 0.1%
(a)Cal Dive International Inc. ..........................................       38           1,990
(a)Hydril ...............................................................       29           1,576
                                                                                      -------------
                                                                                             3,566
                                                                                       ------------

   NON-ENERGY MINERALS 1.5%
   Eagle Materials Inc. .................................................       61           5,648
   Louisiana-Pacific Corp. ..............................................       48           1,180
   Mittal Steel Co. NV, N.Y. shs., Reg D (Netherlands) ..................       29             689
   Nucor Corp. ..........................................................      262          11,952
   Phelps Dodge Corp. ...................................................       32           2,960
   Quanex Corp. .........................................................       18             954
   United States Steel Corp. ............................................      621          21,344
                                                                                      -------------
                                                                                            44,727
                                                                                      -------------

   PROCESS INDUSTRIES 1.4%
   Agrium Inc. (Canada) .................................................       65           1,275
   Dow Chemical Co. .....................................................      266          11,845
   Eastman Chemical Co. .................................................      329          18,144
   Lyondell Chemical Co. ................................................      334           8,824
                                                                                      -------------
                                                                                            40,088
                                                                                      -------------

   PRODUCER MANUFACTURING 6.0%
   3M Co. ...............................................................      522          37,741
   Cummins Inc. .........................................................      342          25,517
   Emerson Electric Co. .................................................        4             250
(a)Energizer Holdings Inc. ..............................................      142           8,828
   General Electric Co. .................................................    1,769          61,296
   Graco Inc. ...........................................................       28             954


20 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

---------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND                            SHARES        VALUE
---------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   PRODUCER MANUFACTURING (CONT.)
   Honeywell International Inc. .........................................      193    $      7,069
   PACCAR Inc. ..........................................................       72           4,896
(a)Terex Corp. ..........................................................       39           1,537
   Tyco International Ltd. ..............................................      100           2,920
   United Technologies Corp. ............................................      318          16,329
   Walter Industries Inc. ...............................................      278          11,176
                                                                                      -------------
                                                                                           178,513
                                                                                      -------------

   REAL ESTATE DEVELOPMENT 0.2%
(a)Jones Lang LaSalle Inc. ..............................................      152           6,723
                                                                                      -------------

   REAL ESTATE INVESTMENT TRUSTS 1.3%
   Avalonbay Communities Inc. ...........................................      404          32,643
   Essex Property Trust Inc. ............................................       60           4,984
   Saxon Capital Inc. ...................................................       17             290
                                                                                      -------------
                                                                                            37,917
                                                                                      -------------

   RETAIL TRADE 4.3%
   Abercrombie & Fitch Co., A ...........................................      165          11,336
(a)Aeropostale Inc. .....................................................      471          15,826
(a)Bed Bath & Beyond Inc. ...............................................       21             877
   Best Buy Co. Inc. ....................................................      122           8,363
(a)The Children's Place Retail Stores Inc. ..............................      244          11,388
   GAP Inc. .............................................................      120           2,370
   Home Depot Inc. ......................................................      254           9,881
   Limited Brands Inc. ..................................................      253           5,419
(a)Pacific Sunwear of California Inc. ...................................       73           1,678
(a)Sears Holding Corp. ..................................................       66           9,891
   Wal-Mart Stores Inc. .................................................    1,046          50,417
                                                                                      -------------
                                                                                           127,446
                                                                                      -------------

   TECHNOLOGY SERVICES 6.6%
(a)Accenture Ltd., A (Bermuda). .........................................       91           2,063
   Adobe Systems Inc. ...................................................      104           2,976
   Autodesk Inc. ........................................................      399          13,714
   Automatic Data Processing Inc. .......................................      202           8,478
(a)CSG Systems International Inc. .......................................       67           1,272
   First Data Corp. .....................................................       91           3,653
(a)Google Inc., A .......................................................       21           6,177
(a)Intergraph Corp. .....................................................      390          13,439
   International Business Machines Corp. ................................      349          25,896
   Microsoft Corp. ......................................................    2,850          70,794
(a)MicroStrategy Inc. ...................................................      123           6,524
(a)NAVTEQ Corp. .........................................................       52           1,933
(a)Novell Inc. ..........................................................      142             880
(a)Oracle Corp. .........................................................    1,730          22,836
(a)Parametric Technology Corp. ..........................................    1,866          11,905
   Paychex Inc. .........................................................       42           1,367
(a)Transaction Systems Architects Inc. ..................................      131           3,227
                                                                                      -------------
                                                                                           197,134
                                                                                      -------------


                                                              Annual Report | 21

INSTITUTIONAL FIDUCIARY TRUST

---------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND                            SHARES        VALUE
---------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TRANSPORTATION 1.7%
   Burlington Northern Santa Fe Corp. ...................................       99    $      4,661
(a)Continental Airlines Inc., B .........................................      402           5,338
   Overseas Shipholding Group Inc. ......................................      429          25,590
(a)Yellow Roadway Corp. .................................................      312          15,850
                                                                                      -------------
                                                                                            51,439
                                                                                      -------------

   UTILITIES 1.6%
   Edison International .................................................      313          12,692
   PG&E Corp. ...........................................................      511          19,183
   TXU Corp. ............................................................      179          14,873
                                                                                      -------------
                                                                                            46,748
                                                                                      -------------
   TOTAL COMMON STOCKS (COST $2,682,667) ................................                2,892,835
                                                                                      -------------

   SHORT TERM INVESTMENT (COST $68,905) 2.3%
   MONEY FUND 2.3%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio ........   68,905          68,905
                                                                                      -------------
   TOTAL INVESTMENTS (COST $2,751,572) 99.8% ............................                2,961,740
   OTHER ASSETS, LESS LIABILITIES 0.2% ..................................                    7,380
                                                                                      -------------
   NET ASSETS 100.0% ....................................................             $  2,969,120
                                                                                      -------------

SELECTED PORTFOLIO ABBREVIATIONS
ADR - American Depository Receipt

(a)   Non-income producing.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


22 | See notes to financial statements. | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND

                                                                --------------------------------------------
                                                                           YEAR ENDED JUNE 30,
                                                                   2005            2004           2003(c)
                                                                --------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

Net asset value, beginning of year .........................    $   11.94       $   10.71       $   10.00
                                                                --------------------------------------------
Income from investment operations:

 Net investment income(a) ..................................         0.09            0.04            0.01

 Net realized and unrealized gains (losses) ................        (0.14)           1.79            0.70
                                                                --------------------------------------------
Total from investment operations ...........................        (0.05)           1.83            0.71
                                                                --------------------------------------------
Less distributions from:

 Net investment income .....................................        (0.10)          (0.06)             --

 Net realized gains ........................................        (0.78)          (0.54)             --
                                                                --------------------------------------------
Total distributions ........................................        (0.88)          (0.60)             --
                                                                --------------------------------------------
Net asset value, end of year ...............................    $   11.01       $   11.94       $   10.71
                                                                ============================================

Total return(b) ............................................        (0.61)%         17.36%           7.10%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................    $   2,761       $   2,974       $   2,143

Ratios to average net assets:

 Expenses ..................................................         2.21%           3.72%           1.03%(d)

 Expenses net of waiver and payments by affiliate ..........         0.70%           0.70%           0.12%(d)

 Net investment income .....................................         0.82%           0.32%           0.11%(d)

Portfolio turnover rate ....................................        73.10%         173.60%          11.93%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   For the period April 30, 2003 (commencement of operations) to June 30,
      2003.

(d)   Not annualized.


                         Annual Report | See notes to financial statements. | 23

INSTITUTIONAL FIDUCIARY TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2005

---------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND                          SHARES         VALUE
---------------------------------------------------------------------------------------------------
   COMMON STOCKS 99.8%
   COMMERCIAL SERVICES 1.2%
   Moody's Corp. ........................................................      242    $     10,880
(a)R.H. Donnelley Corp. .................................................      130           8,058
   Robert Half International Inc. .......................................      554          13,833
                                                                                      -------------
                                                                                            32,771
                                                                                      -------------

   COMMUNICATIONS 0.9%
   AT&T Corp. ...........................................................      263           5,007
(a)Nextel Communications Inc., A ........................................      177           5,719
   Telefonos de Mexico SA de CV (Telmex), L, ADR (Mexico) ...............      722          13,639
                                                                                      -------------
                                                                                            24,365
                                                                                      -------------

   CONSUMER DURABLES 1.0%
(a)Electronic Arts Inc. .................................................      162           9,171
   Ford Motor Co. .......................................................    1,517          15,534
(a)Meritage Homes Corp. .................................................       39           3,100
(a)Toll Brothers Inc. ...................................................        2             203
                                                                                      -------------
                                                                                            28,008
                                                                                      -------------

   CONSUMER NON-DURABLES 7.9%
   American Greetings Corp., A ..........................................       95           2,518
   Anheuser-Busch Cos. Inc. .............................................      364          16,653
   Avon Products Inc. ...................................................       45           1,703
   Clorox Co. ...........................................................       46           2,563
   Coca-Cola Femsa SA de CV, L, ADR (Mexico) ............................      344           9,188
   Coca-Cola Co. ........................................................      777          32,440
   Colgate-Palmolive Co. ................................................      261          13,027
   Gillette Co. .........................................................       90           4,557
(a)Guess? Inc. ..........................................................       78           1,293
   K-Swiss Inc., A ......................................................      200           6,468
   Loews Corp. - Carolina Group .........................................       62           2,066
   Nike Inc., B .........................................................       30           2,598
   PepsiCo Inc. .........................................................      599          32,304
   Phillips Van Heusen Corp. ............................................       54           1,765
   Polo Ralph Lauren Corp. ..............................................       20             862
   Procter & Gamble Co. .................................................    1,362          71,846
(a)Quiksilver Inc. ......................................................      591           9,444
   Reynolds American Inc. ...............................................       24           1,891
(a)Tommy Hilfiger Corp. .................................................      454           6,247
                                                                                      -------------
                                                                                           219,433
                                                                                      -------------

   CONSUMER SERVICES 4.9%
   Ameristar Casinos Inc. ...............................................      148           3,861
(a)Apollo Group Inc., A .................................................      198          15,488
(a)Argosy Gaming Co. ....................................................       61           2,843
   Dow Jones & Co. Inc. .................................................       21             744
(a)eBay Inc. ............................................................      376          12,412
   IHOP Corp. ...........................................................        2              87
   International Game Technology ........................................      158           4,448
   Intrawest Corp. (Canada) .............................................      293           7,055


24 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

---------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND                          SHARES        VALUE
---------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   CONSUMER SERVICES (CONT.)
(a)Jack In the Box Inc. .................................................       32    $      1,213
   Landry's Restaurant Inc. .............................................      228           6,861
(a)Lin TV Corp., A ......................................................        3              42
(a)Penn National Gaming Inc. ............................................      101           3,686
   Sinclair Broadcast Group Inc., A .....................................      343           3,114
(a)Univision Communications Inc., A .....................................      814          22,426
(a)Vail Resorts Inc. ....................................................      179           5,030
   Viacom Inc., B .......................................................      535          17,131
   The Walt Disney Co. ..................................................    1,175          29,586
                                                                                      -------------
                                                                                           136,027
                                                                                      -------------

   DISTRIBUTION SERVICES 1.4%
   Cardinal Health Inc. .................................................      218          12,553
   SYSCO Corp. ..........................................................      717          25,948
                                                                                      -------------
                                                                                            38,501
                                                                                      -------------

   ELECTRONIC TECHNOLOGY 17.4%
(a)Agilent Technologies Inc. ............................................      695          15,999
(a)Altera Corp. .........................................................      375           7,432
   Applied Materials Inc. ...............................................    2,137          34,577
(a)ARGON ST Inc. ........................................................      176           6,248
   Boeing Co. ...........................................................       45           2,970
(a)Cisco Systems Inc. ...................................................    4,519          86,358
(a)Corning Inc. .........................................................      171           2,842
(a)Dell Inc. ............................................................    1,921          75,899
(a)EMC Corp. ............................................................      635           8,706
   Intel Corp. ..........................................................    4,004         104,344
   KLA-Tencor Corp. .....................................................      161           7,036
   L-3 Communications Holdings Inc. .....................................      139          10,645
(a)Lam Research Corp. ...................................................      115           3,328
   Linear Technology Corp. ..............................................      793          29,095
   Motorola Inc. ........................................................      667          12,179
(a)Network Appliance Inc. ...............................................       14             396
   Nokia Corp., ADR (Finland) ...........................................      665          11,066
(a)OmniVision Technologies Inc. .........................................       23             313
   QUALCOMM Inc. ........................................................      983          32,449
   Rockwell Automation Inc. .............................................      214          10,424
(a)Silicon Laboratories Inc. ............................................       34             891
(a)Sycamore Networks Inc. ...............................................       48             166
(a)Synaptics Inc. .......................................................        3              64
   Tektronix Inc. .......................................................        2              46
   Texas Instruments Inc. ...............................................       33             926
(a)Varian Inc. ..........................................................      342          12,924
   Xilinx Inc. ..........................................................       99           2,524
(a)Xyratex Ltd. (Bermuda) ...............................................       65           1,008
                                                                                      -------------
                                                                                           480,855
                                                                                      -------------


                                                              Annual Report | 25

INSTITUTIONAL FIDUCIARY TRUST

---------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND                          SHARES        VALUE
---------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ENERGY MINERALS 2.1%
   Apache Corp. .........................................................       89    $      5,750
   Devon Energy Corp. ...................................................      540          27,367
(a)NRG Energy Inc. ......................................................      209           7,858
   Peabody Energy Corp. .................................................      234          12,177
   Premcor Inc. .........................................................       69           5,119
                                                                                      -------------
                                                                                            58,271
                                                                                      -------------

   FINANCE 8.2%
   AFLAC Inc. ...........................................................      580          25,102
   American Financial Group Inc. ........................................      177           5,933
(a)AmeriCredit Corp. ....................................................      324           8,262
(a)Berkshire Hathaway Inc., B ...........................................        5          13,917
   Calamos Asset Management Inc., A .....................................      254           6,919
   Capital One Financial Corp. ..........................................       32           2,560
   CIT Group Inc. .......................................................       11             473
   Countrywide Financial Corp. ..........................................      711          27,452
(a)E*TRADE Financial Corp. ..............................................      718          10,045
   Fannie Mae ...........................................................      309          18,045
   FBL Financial Group Inc., A ..........................................      111           3,065
   Federated Investors Inc., B ..........................................       96           2,881
   Freddie Mac ..........................................................      234          15,264
   Golden West Financial Corp. ..........................................      239          15,387
   Investors Financial Services Corp. ...................................       63           2,383
   LandAmerica Financial Group Inc. .....................................      101           5,996
   Marsh & McLennan Cos. Inc. ...........................................      355           9,833
(a)Metris Cos. Inc. .....................................................       16             231
   Montpelier Re Holdings Ltd. (Bermuda) ................................      243           8,403
   UICI .................................................................      466          13,873
   Wells Fargo & Co. ....................................................      446          27,465
   XL Capital Ltd., A (Bermuda) .........................................       35           2,605
   Zenith National Insurance Corp. ......................................       23           1,561
                                                                                      -------------
                                                                                           227,655
                                                                                      -------------

   HEALTH SERVICES 3.8%
(a)AMERIGROUP Corp. .....................................................       10             402
(a)Caremark Rx Inc. .....................................................      539          23,996
   CIGNA Corp. ..........................................................       14           1,498
(a)DaVita Inc. ..........................................................       24           1,092
   HCA Inc. .............................................................      109           6,177
(a)Health Net Inc., A ...................................................       81           3,091
(a)Kindred Healthcare Inc. ..............................................       65           2,575
   Quest Diagnostics Inc. ...............................................      182           9,695
   UnitedHealth Group Inc. ..............................................      322          16,789
(a)VCA Antech Inc. ......................................................      437          10,597
(a)Wellpoint Inc. .......................................................      400          27,856
                                                                                      -------------
                                                                                           103,768
                                                                                      -------------


26 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

---------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND                          SHARES        VALUE
---------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   HEALTH TECHNOLOGY 16.3%
   Abbott Laboratories ..................................................      892    $     43,717
   Alpharma Inc., A .....................................................       39             564
(a)Amgen Inc. ...........................................................    1,133          68,501
   Beckman Coulter Inc. .................................................      119           7,565
(a)Bio-Rad Laboratories Inc., A .........................................       64           3,789
(a)Biogen Idec Inc. .....................................................      174           5,994
   Biomet Inc. ..........................................................      134           4,642
(a)Boston Scientific Corp. ..............................................      787          21,249
   Cooper Cos. Inc. .....................................................       35           2,130
   Eli Lilly & Co. ......................................................      236          13,148
(a)Genentech Inc. .......................................................      106           8,510
   Guidant Corp. ........................................................       89           5,990
(a)Invitrogen Corp. .....................................................       38           3,165
   Johnson & Johnson ....................................................    1,886         122,590
   Medtronic Inc. .......................................................      488          25,274
   Merck & Co. Inc. .....................................................      252           7,762
   Pall Corp. ...........................................................      178           5,404
   Pfizer Inc. ..........................................................    1,245          34,337
   Schering-Plough Corp. ................................................       40             762
   Serono SA, ADR (Switzerland)  ........................................       50             799
(a)Varian Medical Systems Inc. ..........................................      419          15,641
(a)Waters Corp. .........................................................       14             520
   Wyeth ................................................................      728          32,396
(a)Zimmer Holdings Inc. .................................................      192          14,625
                                                                                      -------------
                                                                                           449,074
                                                                                      -------------

   INDUSTRIAL SERVICES 1.8%
(a)Cal Dive International Inc. ..........................................      125           6,546
   Halliburton Co. ......................................................        7             335
(a)Jacobs Engineering Group Inc. ........................................       54           3,038
(a)McDermott International Inc. .........................................      358           7,518
   Smith International Inc. .............................................      285          18,155
(a)Veritas DGC Inc. .....................................................      311           8,627
(a)Washington Group International Inc. ..................................       92           4,703
                                                                                      -------------
                                                                                            48,922
                                                                                      -------------

   NON-ENERGY MINERALS 0.9%
   Cemex SA, ADR (Mexico) ...............................................      170           7,211
   Louisiana-Pacific Corp. ..............................................       87           2,138
   Nucor Corp. ..........................................................       25           1,141
   Quanex Corp. .........................................................       70           3,711
(a)Randgold Resources Ltd., ADR (South Africa) ..........................      160           2,250
   United States Steel Corp. ............................................      205           7,046
                                                                                      -------------
                                                                                            23,497
                                                                                      -------------


                                                              Annual Report | 27

INSTITUTIONAL FIDUCIARY TRUST

---------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND                          SHARES       VALUE
---------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   PROCESS INDUSTRIES 2.5%
   Air Products & Chemicals Inc. ........................................       21    $      1,266
   Bunge Ltd. ...........................................................      543          34,426
   Cabot Corp. ..........................................................      188           6,204
   Eastman Chemical Co. .................................................       38           2,096
(a)FMC Corp. ............................................................       86           4,828
(a)Headwaters Inc. ......................................................       80           2,751
   Lyondell Chemical Co. ................................................      577          15,244
(a)OM Group Inc. ........................................................       96           2,370
   Potlatch Corp. .......................................................       17             890
                                                                                      -------------
                                                                                            70,075
                                                                                      -------------

   PRODUCER MANUFACTURING 6.9%
   3M Co. ...............................................................      444          32,101
   General Electric Co. .................................................    2,683          92,966
(a)Mettler-Toledo International Inc. (Switzerland) ......................      233          10,853
   PACCAR Inc. ..........................................................      195          13,260
(a)Terex Corp. ..........................................................        5             197
   United Technologies Corp. ............................................      778          39,951
                                                                                      -------------
                                                                                           189,328
                                                                                      -------------

   REAL ESTATE INVESTMENT TRUSTS 0.0%(b)
   Alexandria Real Estate Equities Inc. .................................        7             514
                                                                                      -------------

   RETAIL TRADE 8.3%
   Abercrombie & Fitch Co., A ...........................................       87           5,977
(a)Aeropostale Inc. .....................................................      130           4,368
   Best Buy Co. Inc. ....................................................      105           7,198
   Big 5 Sporting Goods Corp. ...........................................       23             653
   Borders Group Inc. ...................................................       16             405
   Burlington Coat Factory Warehouse Corp. ..............................      165           7,036
(a)Charming Shoppes Inc. ................................................      696           6,494
   Dillard's Inc., A ....................................................       14             328
   GAP Inc. .............................................................        2              39
   Home Depot Inc. ......................................................      620          24,118
(a)Hot Topic Inc. .......................................................      358           6,845
   J.C. Penney Co. Inc. .................................................       98           5,153
(a)Kohl's Corp. .........................................................       33           1,845
   Longs Drug Stores Inc. ...............................................       37           1,593
   Lowe's Cos. Inc. .....................................................      953          55,484
   Michaels Stores Inc. .................................................       24             993
   Movie Gallery Inc. ...................................................       19             502
(a)Netflix Inc. .........................................................       21             345
   Nordstrom Inc. .......................................................       35           2,379
(a)Pantry Inc. ..........................................................       55           2,130
   Ross Stores Inc. .....................................................      187           5,406
   Target Corp. .........................................................      223          12,133
   The TJX Cos. Inc. ....................................................        3              73
(a)Too Inc. .............................................................       39             911
   Tuesday Morning Corp. ................................................       29             914
   Wal-Mart Stores Inc. .................................................    1,382          66,612
   Walgreen Co. .........................................................      174           8,002
                                                                                      -------------
                                                                                           227,936
                                                                                      -------------


28 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

---------------------------------------------------------------------------------------------------
  FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND                          SHARES        VALUE
---------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TECHNOLOGY SERVICES 11.8%
(a)Accenture Ltd., A (Bermuda) ..........................................      885    $     20,063
   Adobe Systems Inc. ...................................................      248           7,098
   Autodesk Inc. ........................................................      170           5,843
(a)Cognizant Technology Solutions Corp., A ..............................      124           5,844
(a)Cognos Inc. (Canada) .................................................      100           3,414
   Computer Associates International Inc. ...............................      138           3,792
(a)CSG Systems International Inc. .......................................      100           1,898
(a)Digital River Inc. ...................................................       56           1,778
   Fair Isaac Corp. .....................................................       48           1,752
   First Data Corp. .....................................................      769          30,868
(a)Google Inc., A .......................................................       91          26,768
(a)Hyperion Solutions Corp. .............................................      112           4,507
(a)Informatica Corp. ....................................................      116             973
   International Business Machines Corp. ................................      243          18,031
(a)Intuit Inc. ..........................................................       60           2,707
   Microsoft Corp. ......................................................    4,112         102,142
(a)Oracle Corp. .........................................................      865          11,418
   Paychex Inc. .........................................................    1,077          35,045
   SAP AG, ADR (Germany) ................................................       23             996
(a)Sybase Inc. ..........................................................      236           4,331
(a)Symantec Corp. .......................................................      137           2,978
   United Online Inc. ...................................................       85             923
(a)VeriSign Inc. ........................................................      149           4,285
(a)Yahoo! Inc. ..........................................................      814          28,205
                                                                                      -------------
                                                                                           325,659
                                                                                      -------------
   TRANSPORTATION 2.5%
(a)Continental Airlines Inc., B .........................................      451           5,989
   Expeditors International of Washington Inc. ..........................      320          15,939
   Knightsbridge Tankers Ltd. (Bermuda) .................................      390          14,804
   Overseas Shipholding Group Inc. ......................................      207          12,348
   Southwest Airlines Co. ...............................................    1,277          17,789
(a)Yellow Roadway Corp. .................................................       23           1,168
                                                                                      -------------
                                                                                            68,037
                                                                                      -------------
   TOTAL COMMON STOCKS (COST $2,533,271) ................................                2,752,696
                                                                                      -------------

   SHORT TERM INVESTMENT (COST $9,265) 0.3%
   MONEY FUND 0.3%
(c)Franklin Institutional Fiduciary Trust Money Market Portfolio ........    9,265           9,265
                                                                                      -------------
   TOTAL INVESTMENTS (COST $2,542,536) 100.1% ...........................                2,761,961
   OTHER ASSETS, LESS LIABILITIES (0.1)% ................................                   (1,405)
                                                                                      -------------
   NET ASSETS 100.0% ....................................................             $  2,760,556
                                                                                      -------------

SELECTED PORTFOLIO ABBREVIATIONS
ADR- American Depository Receipt

(a)   Non-income producing.

(b)   Rounds to less than 0.05% of net assets.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 29

INSTITUTIONAL FIDUCIARY TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2005

                                                             -----------------------------------------
                                                             FRANKLIN STRUCTURED   FRANKLIN STRUCTURED
                                                               LARGE CAP CORE       LARGE CAP GROWTH
                                                                EQUITY FUND            EQUITY FUND
                                                             -----------------------------------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ........................   $         2,682,667   $        2,533,271
      Cost - Sweep Money Fund (Note 7) ...................                68,905                9,265
                                                             -----------------------------------------
      Total cost of investments ..........................   $         2,751,572   $        2,542,536
                                                             =========================================
      Value - Unaffiliated issuers .......................   $         2,892,835   $        2,752,696
      Value - Sweep Money Fund (Note 7) ..................                68,905                9,265
                                                             -----------------------------------------
      Total value of investments .........................             2,961,740            2,761,961
   Receivables:
      Investment securities sold .........................                    --              138,149
      Dividends ..........................................                 3,248                1,012
      Affiliates .........................................                24,488               23,370
                                                             -----------------------------------------
         Total assets ....................................             2,989,476            2,924,492
                                                             -----------------------------------------
Liabilities:
   Payables:
      Investment securities purchased ....................                    --              144,010
      Reports to shareholders ............................                 6,100                5,675
      Professional fees ..................................                14,179               14,179
   Other liabilities .....................................                    77                   72
                                                             -----------------------------------------
         Total liabilities ...............................                20,356              163,936
                                                             -----------------------------------------
             Net assets, at value ........................   $         2,969,120   $        2,760,556
                                                             =========================================
Net assets consist of:
   Undistributed net investment income ...................   $            38,691   $            7,066
   Net unrealized appreciation (depreciation) ............               210,168              219,425
   Accumulated net realized gain (loss) ..................               142,586              (46,586)
   Paid-in capital .......................................             2,577,675            2,580,651
                                                             -----------------------------------------
Net assets, at value .....................................   $         2,969,120   $        2,760,556
                                                             =========================================
Shares outstanding .......................................               251,956              250,761
                                                             =========================================
Net asset value and maximum offering price per share(a) ..   $             11.78   $            11.01
                                                             =========================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


30 | See notes to financial statements. | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

STATEMENTS OF OPERATIONS
for the year ended June 30, 2005

                                                           -----------------------------------------
                                                           FRANKLIN STRUCTURED   FRANKLIN STRUCTURED
                                                             LARGE CAP CORE       LARGE CAP GROWTH
                                                              EQUITY FUND            EQUITY FUND
                                                           -----------------------------------------
Investment income:
   Dividends:
      Unaffiliated issuers .............................   $            57,919   $           43,372
      Sweep Money Fund (Note 7) ........................                   479                  308
                                                           -----------------------------------------
         Total investment income .......................                58,398               43,680
                                                           -----------------------------------------
Expenses:
      Management fees (Note 3a) ........................                14,113               14,352
      Administrative fees (Note 3b) ....................                 5,654                5,762
      Transfer agent fees (Note 3c) ....................                   220                  251
      Custodian fees (Note 4) ..........................                    72                   67
      Reports to shareholders ..........................                13,668               13,693
      Registration and filing fees .....................                13,758               13,791
      Professional fees ................................                15,377               14,811
      Trustees' fees and expenses ......................                    25                   26
      Other ............................................                 1,139                  891
                                                           -----------------------------------------
         Total expenses ................................                64,026               63,644
         Expense reductions (Note 4) ...................                    (1)                  (5)
         Expenses waived/paid by affiliate (Note 3d) ...               (44,233)             (43,477)
                                                           -----------------------------------------
            Net expenses ...............................                19,792               20,162
                                                           -----------------------------------------
               Net investment income ...................                38,606               23,518
                                                           -----------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ...........               154,431              (28,599)
   Net change in unrealized appreciation
      (depreciation) on investments ....................                (9,893)             (11,837)
                                                           -----------------------------------------
Net realized and unrealized gain (loss) ................               144,538              (40,436)
                                                           -----------------------------------------
Net increase (decrease) in net assets resulting
   from operations .....................................   $           183,144   $          (16,918)
                                                           =========================================


                         Annual Report | See notes to financial statements. | 31

INSTITUTIONAL FIDUCIARY TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                              ----------------------------------------------------------------------
                                                                      FRANKLIN STRUCTURED                   FRANKLIN STRUCTURED
                                                                         LARGE CAP CORE                      LARGE CAP GROWTH
                                                                          EQUITY FUND                           EQUITY FUND
                                                              ----------------------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,                   YEAR ENDED JUNE 30,
                                                                  2005                   2004              2005          2004
                                                              ----------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ............................      $      38,606         $      21,018      $    23,518   $        7,984
      Net realized gain (loss) from investments ........            154,431               272,802          (28,599)         258,676
      Net change in unrealized appreciation
         (depreciation) on investments .................             (9,893)              105,460          (11,837)         116,990
                                                              ----------------------------------------------------------------------
         Net increase (decrease) in net assets
            resulting from operations ..................            183,144               399,280          (16,918)         383,650
                                                              ----------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income ............................            (13,085)              (19,754)         (24,746)         (11,140)
      Net realized gains ...............................           (235,307)              (67,525)        (194,106)        (107,560)
                                                              ----------------------------------------------------------------------
   Total distributions to shareholders .................           (248,392)              (87,279)        (218,852)        (118,700)
                                                              ----------------------------------------------------------------------
   Capital share transactions (Note 2) .................            248,392               337,279           21,831          566,906
                                                              ----------------------------------------------------------------------
         Net increase (decrease) in net assets .........            183,144               649,280         (213,939)         831,855
Net assets:
   Beginning of year ...................................          2,785,976             2,136,696        2,974,495        2,142,639
                                                              ----------------------------------------------------------------------
   End of year .........................................      $   2,969,120         $   2,785,976      $ 2,760,556   $    2,974,495
                                                              ======================================================================
Undistributed net investment income included in net
   assets:
   End of year .........................................      $      38,691         $      13,085      $     7,066   $        7,168
                                                              ======================================================================


32 | See notes to financial statements. | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Institutional Fiduciary Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of four separate series. All funds included in this report (the Funds) are diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. INCOME TAXES

No provision has been made for U.S. income taxes because each fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


                                                              Annual Report | 33

INSTITUTIONAL FIDUCIARY TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital. There were no redemption fees for the year.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


34 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2005, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                       ----------------------------------------------
                                                             FRANKLIN                 FRANKLIN
                                                       STRUCTURED LARGE CAP     STRUCTURED LARGE CAP
                                                         CORE EQUITY FUND         GROWTH EQUITY FUND
                                                       ----------------------------------------------
                                                       SHARES      AMOUNT        SHARES     AMOUNT
                                                       ----------------------------------------------
Year ended June 30, 2005
 Shares issued in reinvestment of distributions ....   21,580     $ 248,392      18,115    $ 204,333
 Shares redeemed ...................................       --            --     (16,531)    (182,502)
                                                       ----------------------------------------------
 Net increase (decrease) ...........................   21,580     $ 248,392       1,584    $  21,831
                                                       ==============================================

Year ended June 30, 2004
 Shares sold .......................................   22,707     $ 250,000      38,635    $ 448,206
 Shares issued in reinvestment of distributions ....    7,669        87,279      10,542      118,700
                                                       ----------------------------------------------
 Net increase (decrease) ...........................   30,376     $ 337,279      49,177    $ 566,906
                                                       ==============================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------
 SUBSIDIARY                                                      AFFILIATION
---------------------------------------------------------------------------------------
 Franklin Advisers Inc. (Advisers)                               Investment manager
 Franklin Templeton Services LLC (FT Services)                   Administrative manager
 Franklin Templeton Distributors Inc. (Distributors)             Principal underwriter
 Franklin Templeton Investor Services LLC (Investor Services)    Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers of 0.50% per year of the average daily net assets of each fund.

B. ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each fund.


                                                              Annual Report | 35

INSTITUTIONAL FIDUCIARY TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                              ----------------------------------
                                                 FRANKLIN           FRANKLIN
                                                STRUCTURED         STRUCTURED
                                              LARGE CAP CORE    LARGE CAP GROWTH
                                               EQUITY FUND         EQUITY FUND
                                              ----------------------------------
Transfer agent fees .......................        $ 48              $ 37

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees, as noted in the Statement of Operations. Additionally, Advisers agreed in advance to voluntarily waive management fees and assume payment of other expenses, as noted in the Statements of Operations. Total expenses waived/paid by FT Services and Advisers are not subject to reimbursement by the Funds subsequent to the Funds' fiscal year end.

E. OTHER AFFILIATED TRANSACTIONS

At June 30, 2005, Advisers owned 89.80% and 90.50% of the Franklin Structured Large Cap Core Equity Fund and the Franklin Structured Large Cap Growth Equity Fund, respectively.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended June 30, 2005, the custodian fees were reduced as noted in the Statements of Operations.


36 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

5. INCOME TAXES

At June 30, 2005, the Franklin Structured Large Cap Growth Equity Fund had tax basis capital losses of $16,486 which may be carried over to offset future capital gains. Such losses expire in 2013.

At June 30, 2005, the Franklin Structured Large Cap Growth Equity Fund had deferred capital losses occurring subsequent to October 31, 2004 of $1,274. For tax purposes, such losses will be reflected in the year ending June 30, 2006.

The tax character of distributions paid during the years ended June 30, 2005 and 2004, was as follows:

                                              ----------------------------------------------
                                               FRANKLIN STRUCTURED      FRANKLIN STRUCTURED
                                                 LARGE CAP CORE           LARGE CAP GROWTH
                                                  EQUITY FUND               EQUITY FUND
                                              ----------------------------------------------
                                                 2005       2004          2005        2004
                                              ----------------------------------------------
Distributions paid from:
 Ordinary income ..........................   $ 203,145   $ 87,279     $ 141,294   $ 118,700
 Long term capital gain ...................      45,247         --        77,558          --
                                              ----------------------------------------------
                                              $ 248,392   $ 87,279     $ 218,852   $ 118,700
                                              ==============================================

At June 30, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                         ----------------------------------
                                                            FRANKLIN           FRANKLIN
                                                           STRUCTURED         STRUCTURED
                                                         LARGE CAP CORE    LARGE CAP GROWTH
                                                          EQUITY FUND         EQUITY FUND
                                                         ----------------------------------
Cost of investments ..................................   $   2,758,332     $     2,571,364
                                                         ==================================
Unrealized appreciation ..............................   $     314,092     $       271,129
Unrealized depreciation ..............................        (110,684)            (80,532)
                                                         ----------------------------------
Net unrealized appreciation (depreciation) ...........   $     203,408     $       190,597
                                                         ==================================
Undistributed ordinary income ........................   $     148,531     $         7,066
Undistributed long term capital gains ................          39,506                  --
                                                         ----------------------------------
Distributable earnings ...............................   $     188,037     $         7,066
                                                         ==================================


                                                              Annual Report | 37

INSTITUTIONAL FIDUCIARY TRUST

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended June 30, 2005, were as follows:

                                             -----------------------------------
                                                FRANKLIN            FRANKLIN
                                               STRUCTURED          STRUCTURED
                                             LARGE CAP CORE     LARGE CAP GROWTH
                                              EQUITY FUND          EQUITY FUND
                                             -----------------------------------
Purchases ................................     $ 3,117,208        $ 2,052,570
Sales ....................................     $ 3,095,216        $ 2,134,286

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance


38 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

8. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.


                                                              Annual Report | 39

INSTITUTIONAL FIDUCIARY TRUST

8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


40 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF INSTITUTIONAL FIDUCIARY TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Structured Large Cap Core Equity Fund and Franklin Structured Large Cap Growth Equity Fund (separate portfolios of Institutional Fiduciary Trust, hereafter referred to as the "Funds") at June 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 10, 2005


                                                              Annual Report | 41

INSTITUTIONAL FIDUCIARY TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Franklin Structured Large Cap Core Equity Fund designates $39,506 as a capital gain dividend for the fiscal year ended June 30, 2005.

Under Section 854(b)(2) of the Code, the Funds designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended June 30, 2005:

                   -----------------------------------
                      FRANKLIN            FRANKLIN
                     STRUCTURED          STRUCTURED
                   LARGE CAP CORE     LARGE CAP GROWTH
                     EQUITY FUND         EQUITY FUND
                   -----------------------------------
                       $56,520             $43,087

In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended June 30, 2005:

                   -----------------------------------
                      FRANKLIN            FRANKLIN
                     STRUCTURED          STRUCTURED
                   LARGE CAP CORE     LARGE CAP GROWTH
                     EQUITY FUND         EQUITY FUND
                   -----------------------------------
                       27.32%              29.77%


42 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)            Trustee         Since 1985           142                         Director, Bar-S Foods (meat
One Franklin Parkway                                                                                packing company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)           Trustee         Since 1998           51                          None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)         Trustee         Since 1989           143                         None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)           Trustee         Since 1985           116                         Director, The California
One Franklin Parkway                                                                                Center for Land Recycling
San Mateo, CA 94403-1906                                                                            (redevelopment).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 43

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)           Trustee         Since 1992           142                         Director, Martek Biosciences
One Franklin Parkway                                                                                Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                            (biotechnology), and
                                                                                                    Overstock.com (Internet
                                                                                                    services); and FORMERLY,
                                                                                                    Director, MCI Communication
                                                                                                    Corporation (subsequently
                                                                                                    known as MCI WorldCom, Inc.
                                                                                                    and WorldCom, Inc.)
                                                                                                    (communications services)
                                                                                                    (1988-2002), White Mountains
                                                                                                    Insurance Group, Ltd. (holding
                                                                                                    company) (1987-2004) and
                                                                                                    Spacehab, Inc. (aerospace
                                                                                                    services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)        Chairman of     Trustee since        142                         None
One Franklin Parkway               the Board       1985 and
San Mateo, CA 94403-1906                           Chairman of the
                                                   Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)    Trustee and     Trustee since        126                         None
One Franklin Parkway               President and   1985 and
San Mateo, CA 94403-1906           Chief           President and
                                   Executive       Chief Executive
                                   Officer -       Officer -
                                   Investment      Investment
                                   Management      Management
                                                   since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


44 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)             Vice President  Since 1986           Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)              Chief           Since 2004           Not Applicable              Not Applicable
One Franklin Parkway               Compliance
San Mateo, CA 94403-1906           Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)             Treasurer       Since 2004           Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin
Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (1960)          Vice President  Since 1995           Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)            Senior Vice     Since 2002           Not Applicable              Not Applicable
500 East Broward Blvd.             President and
Suite 2100                         Chief
Fort Lauderdale, FL 33394-3091     Executive
                                   Officer -
                                   Finance and
                                   Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 45

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)               Vice President  Since 2000           Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive
Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)            Vice President  Since 2000           Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)           Vice President  Since 2002           Not Applicable              Not Applicable
600 Fifth Avenue                   - AML
Rockefeller Center                 Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (1937)           Vice President  Since 2000           Not Applicable              Not Applicable
One Franklin Parkway               and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


46 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION        TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)             Chief           Since 2004           Not Applicable              Not Applicable
500 East Broward Blvd.             Financial
Suite 2100                         Officer and
Fort Lauderdale, FL 33394-3091     Chief
                                   Accounting
                                   Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's administrator and distributor.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/321.8563 TO REQUEST THE SAI.


                                                              Annual Report | 47

INSTITUTIONAL FIDUCIARY TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held April 19, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of the four separate funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for all the Funds were considered at the same Board meeting, the Trustees dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


48 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

complex, the adherence to fair value pricing procedures, established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third-party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed its investment performance in comparison to a performance universe selected by Lipper. Comparative performance for each of the Franklin Structured Large Cap Core Equity Fund and Franklin Structured Large Cap Growth Equity Fund, which have been in existence for only one full year, was shown for the one-year period ended February 28, 2005. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap core funds as selected by Lipper. The Lipper report comparison showed the Fund's total return for the one year period of its existence to be in the third or middle quintile of such Universe. The Board found such performance acceptable, noting the Fund's brief period of operation and small size.


                                                              Annual Report | 49

INSTITUTIONAL FIDUCIARY TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap growth funds as selected by Lipper. The Lipper report comparison showed the Fund's total return for the one year period of its existence to be in the fourth or second lowest quintile of such Universe. The Board found such performance acceptable, noting the Fund's brief period of operation and small size.

COMPARATIVE EXPENSE. Consideration was given to a comparative analysis of the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper reports. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper reports. The Lipper reports showed the effective management fee rates for the Franklin Structured Large Cap Core Equity Fund and the Franklin Structured Large Cap Growth Equity Fund in comparison with those charged by other funds within their Lipper expense group assuming they were the same size of these respective Funds to be in the lowest and second lowest quintiles of their Lipper expense groups, respectively, and their actual total expenses were in each case within the least expensive quintiles of their respective Lipper expense groups. The Board was satisfied with the comparative expenses of these two Funds, noting they both benefited from management fee waivers or reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting, and


50 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. In view of the relatively small asset size of the Franklin Structured Large Cap Core Equity Fund and Franklin Structured Large Cap Growth Equity Fund which in each case was approximately $3 million at December 31, 2004, and the fact that such Funds benefited from fee waivers or reimbursements, the Board did not believe that Management was realizing economies of scale in its management of these two Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have established Proxy Voting Policies and Procedures ("Policies") that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds' complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Funds' proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                                                              Annual Report | 51

INSTITUTIONAL FIDUCIARY TRUST

QUARTERLY STATEMENT OF INVESTMENTS

The Funds file a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


52 | Annual Report

     [LOGO](R)                                  FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN(R) TEMPLETON(R)
      INSTITUTIONAL                             600 Fifth Avenue
                                                New York, NY 10020
ANNUAL REPORT

INSTITUTIONAL FIDUCIARY TRUST

FRANKLIN STRUCTURED LARGE CAP CORE EQUITY FUND
FRANKLIN STRUCTURED LARGE CAP GROWTH EQUITY FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

IFT-2 A2005 08/05


                                               ANNUAL REPORT   |     06 30 2005
--------------------------------------------------------------------------------



THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------
                                                   INSTITUTIONAL FIDUCIARY TRUST
                                                   -----------------------------
                                                   Money Market Portfolio



                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INSTITUTIONAL
                        FRANKLIN o TEMPLETON o FIDUCIARY

CONTENTS

ANNUAL REPORT
--------------------------------------------------------------------------------

  IFT Money Market Portfolio ................................................  2

  Your Fund's Expenses ......................................................  7

  Financial Highlights & Statement of Investments ...........................  9

  Financial Statements ...................................................... 11

  Notes to Financial Statements ............................................. 14

  Report of Independent Registered Public Accounting Firm ................... 19

  Board Members and Officers ................................................ 20

  The Money Market Portfolio ................................................ 25

  Shareholder Information ................................................... 45

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


                                                               Annual Report | 1

ANNUAL REPORT

IFT MONEY MARKET PORTFOLIO

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: The IFT Money Market Portfolio (the
Fund) seeks to provide as high a level of current income as is consistent with liquidity and preservation of capital. The Fund invests all of its assets in the shares of The Money Market Portfolio (the Portfolio), which has the same investment goal. The Portfolio, in turn, invests in various money market instruments such as U.S. government securities and other U.S. dollar-denominated securities.(1) The Fund attempts to maintain a stable $1.00 share price.

--------------------------------------------------------------------------------
      PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OR INSTITUTION. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

This annual report for the IFT Money Market Portfolio covers the fiscal year ended June 30, 2005.

PERFORMANCE OVERVIEW

Rising interest rates increased the Fund's yields. In this environment, the Fund's seven-day effective yield began the reporting period at 0.73% on June 30, 2004 and ended at 2.85% on June 30, 2005.

ECONOMIC AND MARKET OVERVIEW

Overall domestic economic growth remained healthy during the reporting period. Approximately two-thirds of U.S. gross domestic product (GDP) is generated by consumer spending, and almost one-fifth by business spending. Since consumer spending relies on consumers' ability to remain gainfully employed, many analysts study the employment picture for indications of consumer spending. Over the past year, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 6.7% (not adjusted for inflation) in June 2005 compared with the same month a year earlier, which supported U.S. economic growth.(2)

(1) Yield and share price are not guaranteed and will vary with market conditions. U.S. government securities owned by the portfolio, but not shares of the portfolio, are guaranteed by the U.S. government, its agencies or instrumentalities.

(2)   Source: Bureau of Economic Analysis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


2 | Annual Report

Business spending also rose during the reporting period, contributing to economic growth. Nonresidential investment spending rose in each of the past year's four quarters, resulting in 9.2% growth for the year under review.(2) Historically low interest rates continued to allow many companies easy access to capital, and ample cash also helped some companies to support their spending plans. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

Energy prices rose significantly, as oil prices hit a record of $60.54 a barrel on June 27.(3) Inflation remained relatively contained for the 12 months ended June 30, 2005, as measured by the 2.0% rise for the core Consumer Price Index
(CPI), excluding volatile food and energy costs. This increase was below the core CPI's 10-year average of 2.3%.(4) However, acknowledging the economy's strength as well as potential inflationary pressure from high energy prices, the Federal Reserve Board raised the federal funds target rate to 3.25% from 1.25% during the 12-month period and indicated possible "measured" increases for the second half of 2005. During the period, the yield curve flattened, as the 10-year U.S. Treasury yield fell while those of shorter-maturity Treasuries rose. At period-end, the 10-year Treasury yielded 3.94%.

INVESTMENT STRATEGY

Consistent with our strategy, we invest, through the Portfolio, mainly in high-quality, short-term U.S. dollar denominated money market securities of domestic and foreign issuers, including bank obligations, commercial paper, repurchase agreements and U.S. government securities. We maintain a dollar-weighted average portfolio maturity of 90 days or less. We seek to provide shareholders with a high-quality, conservative investment vehicle; thus, we do not invest the Fund's cash in derivatives or other potentially volatile securities that we believe involve undue risk.

MANAGER'S DISCUSSION

We continued to invest the Portfolio's assets in high-quality money market securities. For example, on June 30, 2005, 100% of the securities purchased for the Portfolio carried an AA or higher long-term credit rating by independent credit rating agencies Standard & Poor's and Moody's Investors Service, with the balance rated A.(5)

(3)    Source: Bloomberg Energy/Commodity Service.

(4)    Source: Bureau of Labor Statistics.

(5)    These do not indicate ratings of the Fund.


                                                               Annual Report | 3

We appreciate your support, welcome new shareholders and look forward to serving your investment needs in the years ahead.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Annual Report

IFT MONEY MARKET PORTFOLIO

IFT Money Market Portfolio (the Fund) seeks to provide a high level of current income, consistent with capital preservation and liquidity. The Fund invests all of its assets in shares of The Money Market Portfolio (the Portfolio), which has the same investment objective as the Fund's. The Portfolio, in turn, invests in various money market instruments such as:

o     U.S. government and federal agency obligations(6)

o     Certificates of deposit

o     Bank notes

o     High-grade commercial paper

o     High-grade short-term corporate obligations

o Repurchase agreements collateralized by U.S. Treasury and Agency securities(6)

The Portfolio's composition as a percentage of total investments on June 30, 2005, is shown to the right.

THE MONEY MARKET PORTFOLIO
Portfolio Composition
6/30/05
--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
  Commercial Paper                                                         51.9%
--------------------------------------------------------------------------------
  Certificates of Deposit                                                  40.6%
--------------------------------------------------------------------------------
  Repurchase Agreements                                                     4.4%
--------------------------------------------------------------------------------
  Bank Notes                                                                2.6%
--------------------------------------------------------------------------------
  U.S. Government Agency Securities                                         0.5%
--------------------------------------------------------------------------------

(6) U.S. government securities, unlike federal agency obligations, are guaranteed by the U.S. government as to the timely payment of principal and interest. However, a guarantee as to the timely payment of principal and interest does not guarantee the value or the yield of these securities, nor does it guarantee the value of a mutual fund's shares.

YOU WILL FIND A COMPLETE LISTING OF THE FUND'S PORTFOLIO HOLDINGS, INCLUDING DOLLAR VALUE AND NUMBER OF SHARES OR PRINCIPAL AMOUNT, BEGINNING ON PAGE 10 OF THIS REPORT.


                                                               Annual Report | 5

PERFORMANCE SUMMARY

The Fund's seven-day effective yield began the reporting period at 0.73% (as of June 30, 2004) and ended at 2.85% on June 30, 2005. The average weighted maturity was 33 days as of June 30, 2004, and 28 days as of June 30, 2005.

IFT MONEY MARKET PORTFOLIO
Period Ended June 30, 2005

--------------------------------------------------------------------------------
Seven-day current yield(7)                                                 2.81%
--------------------------------------------------------------------------------
Seven-day effective yield(7)                                               2.85%
--------------------------------------------------------------------------------
Average weighted maturity                                                28 days
--------------------------------------------------------------------------------

(7) The seven-day effective yield assumes the compounding of daily dividends. Current and effective yields are for the seven-day period shown and reflect fluctuations in interest rates on Portfolio investments and Fund expenses.

(8) Source for Lipper Institutional Money Market Funds Index is Lipper Analytical Services, Inc. As of June 30, 2005, there were 305 funds in the institutional money market funds category. This index is unmanaged, and one cannot invest directly in an index. Total return calculations show the change in the value of an investment over the periods indicated and assume reinvestment of dividends and capital gains, if any, at net asset value.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

IFT MONEY MARKET PORTFOLIO

Total Returns vs. Lipper Institutional Money Market Funds Index(8) Periods ended June 30, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                                            LIPPER INSTITUTIONAL
                                              IFT MONEY         MONEY MARKET
                                           MARKET PORTFOLIO    FUNDS INDEX(8)
--------------------------------------------------------------------------------
One-Year                                         1.85%             2.06%
Three-Year                                       3.83%             4.45%
Five-Year                                       12.57%            13.41%
Ten-Year                                        46.63%            47.82%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM THE FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL FRANKLIN TEMPLETON INSTITUTIONAL SERVICES AT 1-800/321-8563.


6 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Trtansaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for the Fund and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                               Annual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 12/31/04      VALUE 6/30/05    PERIOD* 12/31/04-6/30/05
-----------------------------------------------------------------------------------------------------------
  Actual                                          $1,000             $1,011.70               $1.85
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)        $1,000             $1,022.96               $1.86
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.37%, which includes the expenses incurred by the Portfolio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


8 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

FINANCIAL HIGHLIGHTS

MONEY MARKET PORTFOLIO

                                                        ------------------------------------------------------------------------
                                                                                  YEAR ENDED JUNE 30,
                                                               2005           2004           2003           2002           2001
                                                        ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................   $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                        ------------------------------------------------------------------------
Income from investment operations -
 net investment income ..............................         0.018          0.007          0.012          0.024          0.057

Less distributions from net investment income .......        (0.018)        (0.007)        (0.012)        (0.024)        (0.057)
                                                        ------------------------------------------------------------------------
Net asset value, end of year ........................   $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                        ========================================================================

Total return ........................................          1.85%          0.74%          1.20%          2.42%          5.84%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................   $ 3,931,546    $ 3,526,923    $ 2,997,651    $ 2,342,404    $ 2,046,618

Ratios to average net assets:

 Expenses(a) ........................................          0.37%          0.37%          0.36%          0.38%          0.37%

 Expenses net of waiver and payments by affiliate(a)           0.37%          0.35%          0.35%          0.35%          0.35%

 Net investment income ..............................          1.83%          0.73%          1.19%          2.30%          5.64%

(a) The expense ratio includes the Fund's share of the Portfolio's allocated expenses.


                          Annual Report | See notes to financial statements. | 9

INSTITUTIONAL FIDUCIARY TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2005

------------------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET PORTFOLIO                                                                              SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
  MUTUAL FUND (COST $3,934,213,030) 100.1%
  The Money Market Portfolio (Note 1) ......................................................       3,934,213,030    $ 3,934,213,030
                                                                                                                    ----------------
  OTHER ASSETS, LESS LIABILITIES (0.1)% ....................................................                             (2,667,156)
                                                                                                                    ----------------
  NET ASSETS 100.0% ........................................................................                        $ 3,931,545,874
                                                                                                                    ================


10 | See notes to financial statements. | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005

                                                                ----------------
                                                                  MONEY MARKET
                                                                    PORTFOLIO
                                                                ----------------
Assets:
 Investment in Portfolio, at value and cost .................   $ 3,934,213,030
                                                                ----------------
Liabilities:
 Payables:
  Affiliates (Note 3) .......................................           652,209
 Distributions to shareholders ..............................         1,927,446
 Other liabilities ..........................................            87,501
                                                                ----------------
      Total liabilities .....................................         2,667,156
                                                                ----------------
Net assets, at value ........................................   $ 3,931,545,874
                                                                ================
Shares outstanding ..........................................     3,931,545,874
                                                                ================
Net asset value per share ...................................   $          1.00
                                                                ================


                         Annual Report | See notes to financial statements. | 11

INSTITUTIONAL FIDUCIARY TRUST

STATEMENT OF OPERATIONS
for the year ended June 30, 2005

                                                                ----------------
                                                                  MONEY MARKET
                                                                    PORTFOLIO
                                                                ----------------
Investment income:
 Dividends from Portfolio ...................................   $    82,307,766
                                                                ----------------
Expenses:
 Administrative fees (Note 3a) ..............................         8,065,271
 Transfer agent fees ........................................            21,487
 Custodian fees .............................................               125
 Reports to shareholders ....................................            41,106
 Registration and filing fees ...............................            82,815
 Professional fees ..........................................            43,067
 Trustees' fees and expenses ................................            36,791
 Other ......................................................           138,432
                                                                ----------------
      Total expenses ........................................         8,429,094
                                                                ----------------
       Net investment income ................................        73,878,672
                                                                ----------------
Net increase (decrease) in net assets resulting
 from operations ............................................   $    73,878,672
                                                                ================


12 | See notes to financial statements. | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  ----------------------------------
                                                                                                        MONEY MARKET PORTFOLIO
                                                                                                  ----------------------------------
                                                                                                          YEAR ENDED JUNE 30,
                                                                                                        2005              2004
                                                                                                  ----------------------------------
Increase (decrease) in net assets:
 Net investment income from operations .....................................................      $    73,878,672   $    23,375,824
 Distributions to shareholders from net investment income ..................................          (73,878,672)      (23,375,824)
 Capital share transactions (Note 2) .......................................................          404,623,223       529,271,965
                                                                                                  ----------------------------------
     Net increase (decrease) in net assets .................................................          404,623,223       529,271,965
Net assets (there is no undistributed net investment income at beginning or end of year):
 Beginning of year .........................................................................        3,526,922,651     2,997,650,686
                                                                                                  ----------------------------------
 End of year ...............................................................................      $ 3,931,545,874   $ 3,526,922,651
                                                                                                  ==================================


                         Annual Report | See notes to financial statements. | 13

INSTITUTIONAL FIDUCIARY TRUST

NOTES TO FINANCIAL STATEMENTS

MONEY MARKET PORTFOLIO

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Institutional Fiduciary Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of four separate series (the Funds). The Institutional Fiduciary Trust Money Market Portfolio (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The Fund invests substantially all of its assets in the The Money Market Portfolio (the Portfolio), which is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The accounting policies of the Portfolio, including the Portfolio's security valuation policies, will directly affect the recorded value of the Fund's investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

Shares of the Fund are offered to other investment companies managed by Franklin Advisers Inc. (Advisers), or its affiliates. At June 30, 2005, investment companies managed by Advisers or its affiliate owned 3,020,020,227 shares of the Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

The Fund holds Portfolio shares that are valued at its proportionate interest in the closing net asset value of the Portfolio. As of June 30, 2005, the Fund owns 69.31% of the Portfolio.

B. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Income and estimated expenses are accrued daily. Dividends from net investment income and capital gains or losses received from the Portfolio are normally declared daily. Such distributions are reinvested in additional shares of the fund or distributed monthly.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


14 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

MONEY MARKET PORTFOLIO

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2005, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares at $1.00 per share were as follows:

                                                      -------------------------------------
                                                               YEAR ENDED JUNE 30,
                                                            2005                2004
                                                      -------------------------------------
Shares sold .......................................   $ 17,486,292,092    $ 16,144,275,425
Shares issued in reinvestment of distributions ....         54,552,229          17,083,121
Shares redeemed ...................................    (17,136,221,098)    (15,632,086,581)
                                                      -------------------------------------
 Net increase (decrease) ..........................   $    404,623,223    $    529,271,965
                                                      =====================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the Portfolio and of the following subsidiaries:

------------------------------------------------------------------------------------------
  SUBSIDIARY                                                        AFFILIATION
------------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                                 Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)               Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)      Transfer Agent


                                                              Annual Report | 15

INSTITUTIONAL FIDUCIARY TRUST

MONEY MARKET PORTFOLIO

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. ADMINISTRATIVE FEES

The Fund pays an administrative fee to Advisers of 0.20% per year of the Fund's average daily net assets.

4. INCOME TAXES

The tax character of distributions paid during the years ended June 30, 2005 and 2004, was as follows:

                                                  ------------------------------
                                                      2005             2004
                                                  ------------------------------
Distributions paid from ordinary income .......   $ 73,878,672     $ 23,375,824
                                                  ------------------------------

At June 30, 2005, the cost of investments and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ...........................                 $ 3,934,213,030
                                                                ================
Undistributed ordinary income .................                 $     1,927,446
                                                                ================

5. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds.


16 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

MONEY MARKET PORTFOLIO

5. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain Franklin, Templeton, and Mutual Series funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain Franklin, Templeton, and Mutual Series funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.


                                                              Annual Report | 17

INSTITUTIONAL FIDUCIARY TRUST

MONEY MARKET PORTFOLIO

5. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


18 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MONEY MARKET PORTFOLIO

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF INSTITUTIONAL FIDUCIARY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Portfolio (one of the funds constituting the Institutional Fiduciary Trust, hereafter referred to as the "Fund") at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 10, 2005


                                                              Annual Report | 19

INSTITUTIONAL FIDUCIARY TRUST

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)           Trustee         Since 1985          142                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                            company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)          Trustee         Since 1998          51                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)        Trustee         Since 1989          143                       None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)          Trustee         Since 1985          116                       Director, The California Center for
One Franklin Parkway                                                                            Land Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


20 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)          Trustee         Since 1992          142                       Director, Martek Biosciences
One Franklin Parkway                                                                            Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                        (biotechnology), and Overstock.com
                                                                                                (Internet services); and FORMERLY,
                                                                                                Director, MCI Communication
                                                                                                Corporation (subsequently known as
                                                                                                MCI WorldCom, Inc. and WorldCom,
                                                                                                Inc.) (communications services)
                                                                                                (1988-2002), White Mountains
                                                                                                Insurance Group, Ltd. (holding com-
                                                                                                pany) (1987-2004) and Spacehab,
                                                                                                Inc. (aerospace services)
                                                                                                (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Chairman of     Trustee since       142                       None
One Franklin Parkway              the Board       1985 and
San Mateo, CA 94403-1906                          Chairman of the
                                                  Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee and     Trustee since       126                       None
One Franklin Parkway              President and   1985 and
San Mateo, CA 94403-1906          Chief           President and
                                  Executive       Chief Executive
                                  Officer -       Officer -
                                  Investment      Investment
                                  Management      Management
                                                  since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 21

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)            Vice President  Since 1986          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)             Chief           Since 2004          Not Applicable            Not Applicable
One Franklin Parkway              Compliance
San Mateo, CA 94403-1906          Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)            Treasurer       Since 2004          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (1960)         Vice President  Since 1995          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)           Senior Vice     Since 2002          Not Applicable            Not Applicable
500 East Broward Blvd.            President and
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Executive
                                  Officer -
                                  Finance and
                                  Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


22 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)              Vice President  Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)           Vice President  Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)          Vice President  Since 2002          Not Applicable            Not Applicable
600 Fifth Avenue                  - AML
Rockefeller Center                Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (1937)          Vice President  Since 2000          Not Applicable            Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 23

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)            Chief           Since 2004          Not Applicable            Not Applicable
500 East Broward Blvd.            Financial
Suite 2100                        Officer and
Fort Lauderdale, FL 33394-3091    Chief
                                  Accounting
                                  Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's administrator and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/321.8563 TO REQUEST THE SAI.


24 | Annual Report

THE MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS

THE MONEY MARKET PORTFOLIO

                                                    ----------------------------------------------------------------------------
                                                                                YEAR ENDED JUNE 30,
                                                           2005            2004            2003            2002            2001
                                                    ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                    ----------------------------------------------------------------------------
Income from investment operations -
 net investment income ..........................         0.020           0.009           0.014           0.026           0.059

Less distributions from net investment income ...        (0.020)         (0.009)         (0.014)         (0.026)         (0.059)
                                                    ----------------------------------------------------------------------------
Net asset value, end of year ....................   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                                    ============================================================================

Total return ....................................          2.06%           0.94%           1.41%           2.63%           6.08%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $ 5,676,479     $ 5,505,394     $ 5,331,200     $ 4,734,196     $ 4,490,919

Ratios to average net assets:

 Expenses .......................................          0.16%           0.16%           0.15%           0.16%           0.16%

 Expenses net of waiver and payments by affiliate          0.16%           0.15%           0.15%           0.15%           0.15%

 Net investment income ..........................          2.04%           0.93%           1.39%           2.56%           5.91%


                         Annual Report | See notes to financial statements. | 25

THE MONEY MARKET PORTFOLIOS

STATEMENT OF INVESTMENTS, JUNE 30, 2005

-----------------------------------------------------------------------------------------------------------------------
   THE MONEY MARKET PORTFOLIO                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
   CERTIFICATES OF DEPOSIT 40.5%
   Abbey National North America, Stamford Branch, 3.06% - 3.29%, 7/11/05 - 8/24/05 .   $  150,000,000   $  150,001,903
   Bank of Montreal, Chicago Branch, 3.04% - 3.21%, 7/15/05 - 8/22/05 ..............      150,000,000      150,000,718
   Bank of Nova Scotia, Portland Branch, 3.15%, 8/05/05 - 8/08/05 ..................      150,000,000      150,000,000
   Banque Nationale de Paris, New York Branch, 2.255% - 3.265%, 8/16/05 - 8/24/05 ..      150,000,000      149,999,154
   Barclay's Bank PLC, New York Branch, 3.070% - 3.105%, 7/11/05 - 7/14/05 .........      150,000,000      150,000,239
   Calyon North America Inc., New York Branch, 3.155%, 8/03/05 - 8/04/05 ...........      150,000,000      150,000,000
   Dexia Credit Local NY, New York Branch, 3.19%, 8/09/05 - 8/12/05 ................      150,000,000      150,001,699
   HBOS Treasury Services, New York Branch, 3.16%, 8/08/05 .........................       50,000,000       50,000,262
   Landesbank Hessen Thueringen Girozentrale, New York Branch, 3.01% - 3.08%,
    7/08/05 - 7/14/05 ..............................................................      150,000,000      150,000,359
   Lloyds Bank PLC, New York Branch, 3.17% - 3.29%, 8/08/05 - 8/26/05 ..............      150,000,000      150,001,795
   Rabobank Nederland N.V., New York Branch, 3.15%, 8/10/05 ........................      100,000,000      100,001,104
   Royal Bank of Canada, New York Branch, 3.13%, 7/29/05 ...........................       75,000,000       75,000,290
   Royal Bank of Scotland, New York Branch, 3.115%, 7/25/05 ........................      100,000,000      100,000,662
   Societe Generale North America, New York Branch, 3.04% - 3.10%, 7/01/05 - 7/19/05      150,000,000      150,000,000
   Svenska Handelsbanken, New York Branch, 3.120% - 3.185%, 7/28/05 - 8/11/05 ......      150,000,000      150,001,408
   UBS Finance Delaware LLC, Stamford Branch, 3.110% - 3.235%, 7/22/05 - 8/17/05 ...      125,000,000      125,001,084
   Westdeutsche Landesbank, New York Branch, 3.05%, 7/11/05 ........................       50,000,000       50,000,000
   Westpac Banking Corp., New York Branch, 3.245%, 7/26/05 .........................      150,000,000      150,000,519
                                                                                                        ---------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $2,300,011,196) .............................                     2,300,011,196
                                                                                                        ---------------
(a)COMMERCIAL PAPER 51.9%
   ANZ (Delaware) Inc., 7/21/05 - 8/09/05 ..........................................      175,000,000      174,545,417
   Commonwealth Bank of Australia, 7/18/05 - 8/22/05 ...............................      150,000,000      149,693,253
   Danske Corp., 8/11/05 - 8/19/05 .................................................      175,000,000      174,266,393
   Depfa Bank PLC, 7/06/05 - 7/07/05 ...............................................       50,000,000       49,976,625
   General Electric Capital Corp., 8/25/05 - 8/26/05 ...............................      150,000,000      149,250,750
   Gillette Co., 7/01/05 ...........................................................      250,000,000      250,000,000
   Goldman Sachs Group Inc., 7/18/05 - 7/20/05 .....................................      150,000,000      149,759,999
   HBOS Treasury Services, 8/15/05 - 8/16/05 .......................................      100,000,000       99,601,243
   ING U.S. Funding Corp., 7/07/05 - 8/23/05 .......................................      150,000,000      149,606,708
   Merrill Lynch & Co. Inc., 7/01/05 - 7/08/05 .....................................      225,000,000      224,918,751
   National Australia Funding Inc., 8/01/05 - 8/02/05 ..............................      150,000,000      149,583,938
   Nestle Capital Corp., 7/05/05 - 7/06/05 .........................................      175,000,000      174,935,729
   Pepsico Inc., 8/23/05 ...........................................................       50,000,000       49,765,917
   Procter & Gamble Co., 7/25/05 - 7/27/05 .........................................      100,000,000       99,779,861
   Royal Bank of Scotland PLC, 8/15/05 .............................................       50,000,000       49,802,500
   Shell Finance UK PLC, 7/18/05 - 7/20/05 .........................................       50,000,000       49,923,750
   Siemens Capital Corp., 8/12/05 ..................................................      100,000,000       99,627,833
   Toronto Dominion Holding USA, 7/18/05 - 7/22/05 .................................      150,000,000      149,758,145
   Total Capital SA, 8/17/05 - 8/22/05 .............................................      150,000,000      149,343,913
   Toyota Motor Credit Corp., 8/29/05 - 8/30/05 ....................................      150,000,000      149,184,167
   UBS AG Finance Delaware Inc, 7/01/05 ............................................      100,000,000      100,000,000
   Wal-Mart Stores Inc., 7/13/05 - 8/30/05 .........................................      150,000,000      149,629,500
                                                                                                        ---------------
   TOTAL COMMERCIAL PAPER (COST $2,942,954,392) ....................................                     2,942,954,392
                                                                                                        ---------------


26 | Annual Report

THE MONEY MARKET PORTFOLIOS

-----------------------------------------------------------------------------------------------------------------------
   THE MONEY MARKET PORTFOLIO                                                         PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
(a)U.S. Government and Agency Securities 0.5%
   Federal Home Loan Bank, 7/01/05 .................................................   $   12,915,000   $   12,915,000
   Federal Home Loan Mortgage Corp., 7/01/05 .......................................        3,390,000        3,390,000
   Federal National Mortgage Association, 7/01/05 ..................................        9,090,000        9,090,000
                                                                                                        ---------------
   TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $25,395,000) ..................                        25,395,000
                                                                                                        ---------------
   BANK NOTES (COST $150,003,105) 2.6%
   Bank of America NA, 3.12%, 7/26/05 - 7/27/05 ....................................      150,000,000      150,003,105
                                                                                                        ---------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $5,418,363,693) ............                     5,418,363,693
                                                                                                        ---------------
(b)REPURCHASE AGREEMENTS 4.4%
   Deutsche Bank Securities Inc., 2.94%, 7/01/05 (Maturity Value $85,006,942)
     Collateralized by (a)U.S. Treasury Bills, 11/17/05 ............................       85,000,000       85,000,000
   Morgan Stanley & Co. Inc., 2.87%, 7/01/05 (Maturity Value $134,720,739)
     Collateralized by U.S. Treasury Notes, 3.875% - 4.00%, 3/15/10 - 5/15/10;
     and U.S. Treasury Bonds, 10.75%, 8/15/05 ......................................      134,710,000      134,710,000
   UBS Securities LLC, 3.05%, 7/01/05 (Maturity Value $30,002,542)
     Collateralized by U.S. Government Agency Securities, 2.875%, 9/15/05 ..........       30,000,000       30,000,000
                                                                                                        ---------------
   TOTAL REPURCHASE AGREEMENTS (COST $249,710,000) .................................                       249,710,000
                                                                                                        ---------------
   TOTAL INVESTMENTS (COST $5,668,073,693) 99.9% ...................................                     5,668,073,693
   OTHER ASSETS, LESS LIABILITIES 0.1% .............................................                         8,405,725
                                                                                                        ---------------
   NET ASSETS 100.0% ...............................................................                    $5,676,479,418
                                                                                                        ===============

(a) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(b)   See Note 1(b) regarding repurchase agreements.


                         Annual Report | See notes to financial statements. | 27

THE MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS

THE U.S. GOVERNMENT SECURITIES MONEY MARKET PORTFOLIO

                                                                ------------------------------------------------------------------
                                                                                       YEAR ENDED JUNE 30,
                                                                     2005          2004          2003          2002          2001
                                                                ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................    $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                                ------------------------------------------------------------------
Income from investment operations - net investment income ...       0.020         0.009         0.013         0.024         0.056

Less distributions from net investment income ...............      (0.020)       (0.009)       (0.013)       (0.024)       (0.056)
                                                                ------------------------------------------------------------------
Net asset value, end of year ................................   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                                ==================================================================

Total return ................................................        1.99%         0.87%         1.34%         2.43%         5.75%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................   $ 110,761     $ 117,815     $ 201,758     $ 226,676     $ 186,718

Ratios to average net assets:

 Expenses ...................................................        0.17%         0.16%         0.16%         0.16%         0.16%

 Expenses net of waiver and payments by affiliate ...........        0.15%         0.15%         0.15%         0.15%         0.15%

 Net investment income ......................................        1.97%         0.87%         1.34%         2.33%         5.63%


28 | See notes to financial statements. | Annual Report

THE MONEY MARKET PORTFOLIOS

STATEMENT OF INVESTMENTS, JUNE 30, 2005

-----------------------------------------------------------------------------------------------------------------------
   THE U.S. GOVERNMENT SECURITIES MONEY MARKET PORTFOLIO                              PRINCIPAL AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
(a)U.S. GOVERNMENT SECURITIES 20.2%
   U.S. Treasury Bill, 7/15/05 ......................................................  $    5,000,000  $     4,993,904
   U.S. Treasury Bill, 7/28/05 ......................................................       2,500,000        2,495,078
   U.S. Treasury Bill, 8/11/05 ......................................................       2,500,000        2,491,786
   U.S. Treasury Bill, 8/18/05 ......................................................       2,500,000        2,490,783
   U.S. Treasury Bill, 8/25/05 ......................................................       2,500,000        2,488,710
   U.S. Treasury Bill, 10/06/05 .....................................................       2,500,000        2,479,556
   U.S. Treasury Bill, 11/17/05 .....................................................       2,500,000        2,469,449
   U.S. Treasury Bill, 12/22/05 .....................................................       2,500,000        2,461,152
                                                                                                        ---------------
   TOTAL U.S. GOVERNMENT SECURITIES (COST $22,370,418) ..............................                       22,370,418
                                                                                                        ---------------
(b)REPURCHASE AGREEMENTS 88.8%
   ABN AMRO Bank, N.V., New York Branch, 2.67%, 7/01/05 (Maturity Value $10,000,742)
     Collateralized by U.S. Treasury Notes, 2.00%, 5/15/06 ..........................      10,000,000       10,000,000
   Banc of America Securities LLC, 2.70%, 7/01/05 (Maturity Value $5,000,375)
     Collateralized by U.S. Treasury Notes, 4.00%, 4/15/10 ..........................       5,000,000        5,000,000
   Barclays Capital Inc., 2.85%, 7/01/05 (Maturity Value $5,000,396)
     Collateralized by (a)U.S. Treasury Bills, 7/07/05 ..............................       5,000,000        5,000,000
   Deutsche Bank Securities Inc., 2.94%, 7/01/05 (Maturity Value $19,161,565)
     Collateralized by (a)U.S. Treasury Notes, 0.00 - 6.625%, 10/6/05 - 5/15/07 .....      19,160,000       19,160,000
   Goldman, Sachs & Co., 2.70%, 7/01/05 (Maturity Value $10,000,750)
     Collateralized by U.S. Treasury Notes, 6.50%, 2/15/10 ..........................      10,000,000       10,000,000
   Greenwich Capital Markets Inc., 2.85%, 7/01/05 (Maturity Value $15,001,188)
     Collateralized by U.S. Treasury Notes, 2.50%, 10/31/06 .........................      15,000,000       15,000,000
   Morgan Stanley & Co., 2.87%, 7/01/05 (Maturity Value $19,166,528)
     Collateralized by U.S. Treasury Notes, 10.75%, 8/15/05 .........................      19,165,000       19,165,000
   UBS Securities LLC, 2.85%, 7/01/05 (Maturity Value $15,001,188)
     Collateralized by U.S. Treasury Notes, 3.375%, 10/15/09 ........................      15,000,000       15,000,000
                                                                                                        ---------------
   TOTAL REPURCHASE AGREEMENTS (COST $98,325,000) ...................................                       98,325,000
                                                                                                        ---------------
   TOTAL INVESTMENTS (COST $120,695,418) 109.0% .....................................                      120,695,418
   OTHER ASSETS, LESS LIABILITIES (9.0)% ............................................                       (9,934,020)
                                                                                                        ---------------
   NET ASSETS 100.0% ................................................................                   $  110,761,398
                                                                                                        ===============

(a) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(b)   See Note 1(b) regarding repurchase agreements.


                         Annual Report | See notes to financial statements. | 29

THE MONEY MARKET PORTFOLIOS

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2005

                                                              ---------------------------------
                                                                                   THE U.S.
                                                                                  GOVERNMENT
                                                                    THE           SECURITIES
                                                               MONEY MARKET      MONEY MARKET
                                                                 PORTFOLIO         PORTFOLIO
                                                              ---------------------------------
Assets:
 Investments in securities, at amortized cost ...........     $ 5,418,363,693   $    22,370,418
 Repurchase agreements, at value and cost ...............         249,710,000        98,325,000
                                                              ----------------------------------
      Total investments .................................       5,668,073,693       120,695,418
 Cash ...................................................               3,914             1,355
 Interest receivable ....................................           9,161,968             7,730
                                                              ----------------------------------
      Total assets ......................................       5,677,239,575       120,704,503
                                                              ----------------------------------
Liabilities:
 Payables:
  Investments securities purchased ......................                  --         9,924,505
  Affiliates ............................................             704,700             7,925
  Distributions to shareholders .........................               7,233                62
 Other liabilities ......................................              48,224            10,613
                                                              ----------------------------------
      Total liabilities .................................             760,157         9,943,105
                                                              ----------------------------------
Net assets, at value ....................................     $ 5,676,479,418   $   110,761,398
                                                              ==================================
Shares outstanding ......................................       5,676,479,418       110,761,398
                                                              ==================================
Net asset value per share ...............................     $          1.00   $          1.00
                                                              ==================================


30 | See notes to financial statements. | Annual Report

THE MONEY MARKET PORTFOLIOS

STATEMENTS OF OPERATIONS
for the year ended June 30, 2005

                                                                        ---------------------------------
                                                                                              THE U.S.
                                                                                             GOVERNMENT
                                                                              THE            SECURITIES
                                                                         MONEY MARKET       MONEY MARKET
                                                                           PORTFOLIO         PORTFOLIO
                                                                        ---------------------------------
Investment income:
 Interest ........................................................      $   128,511,065    $   2,410,476
                                                                        ---------------------------------
Expenses:
 Management fees (Note 3a) .......................................            8,798,240          170,696
 Custodian fees (Note 4) .........................................              119,166            2,196
 Reports to shareholders .........................................                6,242            2,587
 Professional fees ...............................................               56,499           14,348
 Other ...........................................................              174,147            4,716
                                                                        ---------------------------------
      Total expenses .............................................            9,154,294          194,543
      Expense reductions (Note 4) ................................              (18,760)          (1,572)
      Expenses waived/paid by affiliate (Note 3d) ................                   --          (22,238)
                                                                        ---------------------------------
       Net expenses ..............................................            9,135,534          170,733
                                                                        ---------------------------------
        Net investment income ....................................          119,375,531        2,239,743
                                                                        ---------------------------------
Net realized gain (loss) from investments ........................                   --              190
                                                                        ---------------------------------
Net increase (decrease) in net assets resulting from operations ..      $   119,375,531    $   2,239,933
                                                                        =================================


                         Annual Report | See notes to financial statements. | 31

THE MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                                        ---------------------------------------------------------------------------
                                                                                               THE U.S. GOVERNMENT SECURITIES
                                                           THE MONEY MARKET PORTFOLIO              MONEY MARKET PORTFOLIO
                                                        ---------------------------------------------------------------------------
                                                              YEAR ENDED JUNE 30,                    YEAR ENDED JUNE 30,
                                                             2005             2004                2005                2004
                                                        ---------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................   $   119,375,531  $    49,426,140     $     2,239,743     $    1,508,957
  Net realized gain (loss) from investments .........                --            3,825                 190              5,742
                                                        ---------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations .............................       119,375,531       49,429,965           2,239,933          1,514,699
 Distributions to shareholders from net
  investment income .................................      (119,375,531)     (49,429,965)(a)      (2,239,933)(b)     (1,514,699)(c)
 Capital share transactions (Note 2) ................       171,085,254      174,194,451          (7,053,156)       (83,943,475)
                                                        ---------------------------------------------------------------------------
      Net increase (decrease) in net assets .........       171,085,254      174,194,451          (7,053,156)       (83,943,475)
 Net assets (there is no undistributed net investment
  income at beginning or end of year):
    Beginning of year ...............................     5,505,394,164    5,331,199,713         117,814,554        201,758,029
                                                        ---------------------------------------------------------------------------
    End of year .....................................   $ 5,676,479,418  $ 5,505,394,164     $   110,761,398     $  117,814,554
                                                        ===========================================================================

(a) Distributions were increased by a net realized gain from investments of $3,825.

(b) Distributions were increased by a net realized gain from investments of $190.

(c) Distributions were increased by a net realized gain from investments of $5,742.


32 | See notes to financial statements. | Annual Report

THE MONEY MARKET PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Money Market Portfolios (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of two separate portfolios (the Portfolios). The shares of the Portfolios are issued in private placements and are exempt from registration under the Securities Act of 1933.

The following summarizes the Portfolios' significant accounting policies.

A. SECURITY VALUATION

Securities are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. All security valuation procedures are approved by the Portfolios' Board of Trustees.

B. REPURCHASE AGREEMENTS

The Portfolios may enter into repurchase agreements, which are accounted for as a loan by the Portfolios to the seller, collateralized by securities which are delivered to the Portfolios' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Portfolios, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2005, all repurchase agreements held by the Portfolios had been entered into on that date.

C. INCOME TAXES

No provision has been made for U.S. income taxes because each Portfolio's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Portfolio distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Portfolios.

Common expenses incurred by the Trust are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets of the Trust. Portfolio specific expenses are charged directly to the portfolio that incurred the expense.


                                                              Annual Report | 33

THE MONEY MARKET PORTFOLIOS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolio's shares at $1.00 per share were as follows:

                                                      ---------------------------------
                                                                            THE U.S.
                                                                           GOVERNMENT
                                                            THE            SECURITIES
                                                       MONEY MARKET       MONEY MARKET
                                                         PORTFOLIO         PORTFOLIO
                                                      ---------------------------------
Year ended June 30, 2005
 Shares sold .....................................    $ 5,623,149,272    $  52,184,664
 Shares issued in reinvestment of distributions ..        119,380,707        2,240,711
 Shares redeemed .................................     (5,571,444,725)     (61,478,531)
                                                      ---------------------------------
 Net increase (decrease) .........................    $   171,085,254    $  (7,053,156)
                                                      =================================
Year ended June 30, 2004
 Shares sold .....................................    $ 5,413,860,590    $ 145,540,988
 Shares issued in reinvestment of distributions ..         49,424,401        1,513,783
 Shares redeemed .................................     (5,289,090,540)    (230,998,246)
                                                      ---------------------------------
 Net increase (decrease) .........................    $   174,194,451    $ (83,943,475)
                                                      =================================


34 | Annual Report

THE MONEY MARKET PORTFOLIOS

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Portfolios are also officers and/or directors of the Franklin Money Fund, the Institutional Fiduciary Trust, the Franklin Templeton Money Fund Trust and the Franklin Federal Money Fund, and of the following subsidiaries:

------------------------------------------------------------------------------------------------
  SUBSIDIARY                                                         AFFILIATION
------------------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                                  Investment manager
  Franklin Templeton Investor Services LLC (Investor Services)       Transfer agent

A. MANAGEMENT FEE

The Portfolios pay an investment management fee to Advisers of 0.15% per year of the average daily net assets of each Portfolio.

B. TRANSFER AGENT FEES

Investor Services, under terms of an agreement, performs shareholder servicing for the Portfolios and is not paid by the Portfolios for the services.

C. OTHER AFFILIATED TRANSACTIONS

At June 30, 2005, the shares of The Money Market Portfolio were owned by the following funds:

                                                                            -------------------------------------
                                                                                                 PERCENTAGE OF
                                                                               SHARES         OUTSTANDING SHARES
                                                                            -------------------------------------
Institutional Fiduciary Trust - Money Market Portfolio ..................   3,934,213,030           69.31%
Franklin Money Fund .....................................................   1,452,679,478           25.59%
Institutional Fiduciary Trust - Franklin Cash Reserves Fund .............     191,755,157            3.38%
Franklin Templeton Money Fund Trust - Franklin Templeton
 Money Fund .............................................................      97,831,753            1.72%

At June 30, 2005, the shares of The U.S. Government Securities Money Market Portfolio were owned by the following fund:

                                                                            -------------------------------------
                                                                                                 PERCENTAGE OF
                                                                                SHARES        OUTSTANDING SHARES
                                                                            -------------------------------------
Franklin Federal Money Fund .............................................     110,761,398          100.00%

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

Advisers agreed in advance to voluntarily waive a portion of management fees for The U.S. Government Securities Money Market Portfolio, as noted in the Statement of Operations. Total expenses waived by Advisers are not subject to reimbursement by the Portfolio subsequent to the Portfolio's fiscal year end.


                                                              Annual Report | 35

THE MONEY MARKET PORTFOLIOS

4. EXPENSE OFFSET ARRANGEMENT

The Portfolios have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. During the year ended June 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended June 30, 2005 and 2004, was as follows:

                                ----------------------------------------------------------
                                                                  THE U.S. GOVERNMENT
                                     THE MONEY MARKET                  SECURITIES
                                         PORTFOLIO               MONEY MARKET PORTFOLIO
                                ----------------------------------------------------------
                                    2005           2004           2005           2004
                                ----------------------------------------------------------
Distributions paid from -
 ordinary income ...........    $119,375,531   $ 49,429,965   $  2,239,933   $  1,514,699
                                ==========================================================

At June 30, 2005, the cost of investments and undistributed ordinary income for income tax purposes were as follows:

                                       ---------------------------------
                                                             THE U.S.
                                                            GOVERNMENT
                                            THE             SECURITIES
                                        MONEY MARKET       MONEY MARKET
                                         PORTFOLIO          PORTFOLIO
                                       ---------------------------------
Cost of investments ...............    $5,668,073,693      $120,695,418
                                       ---------------------------------
Undistributed ordinary income .....    $        7,233      $         62
                                       ---------------------------------

6. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the


36 | ANNUAL REPORT

THE MONEY MARKET PORTFOLIOS

6. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


                                                              Annual Report | 37

THE MONEY MARKET PORTFOLIOS

6. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


38 | Annual Report

THE MONEY MARKET PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE MONEY MARKET PORTFOLIOS:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio constituting The Money Market Portfolios, (hereafter referred to as the "Funds") at June 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
August 10, 2005


                                                              Annual Report | 39

THE MONEY MARKET PORTFOLIOS

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)           Trustee         Since 1992          142                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                            company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)          Trustee         Since 1998          51                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)        Trustee         Since 1992          143                       None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)           Trustee         Since June 2005     135                       Director, Amerada Hess Corporation
One Franklin Parkway                                                                            (exploration and refining of oil and
San Mateo, CA 94403-1906                                                                        gas), H.J. Heinz Company (processed
                                                                                                foods and allied products), RTI
                                                                                                International Metals, Inc. (manufac-
                                                                                                ture and distribution of titanium),
                                                                                                Canadian National Railway
                                                                                                (railroad), and White Mountains
                                                                                                Insurance Group, Ltd. (holding
                                                                                                company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)          Trustee         Since 1992          116                       Director, The California Center for
One Franklin Parkway                                                                            Land Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


40 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)          Trustee         Since 1992          142                       Director, Martek Biosciences
One Franklin Parkway                                                                            Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                        (biotechnology), and Overstock.com
                                                                                                (Internet services); and FORMERLY,
                                                                                                Director, MCI Communication
                                                                                                Corporation (subsequently known as
                                                                                                MCI WorldCom, Inc. and WorldCom,
                                                                                                Inc.) (communications services)
                                                                                                (1988-2002), White Mountains
                                                                                                Insurance Group, Ltd. (holding com-
                                                                                                pany) (1987-2004) and Spacehab,
                                                                                                Inc. (aerospace services)
                                                                                                (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and     Trustee since       142                       None
One Franklin Parkway              Chairman of     1992 and
San Mateo, CA 94403-1906          the Board       Chairman of the
                                                  Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee and     Trustee since       126                       None
One Franklin Parkway              President and   1992 and
San Mateo, CA 94403-1906          Chief           President and
                                  Executive       Chief Executive
                                  Officer -       Officer -
                                  Investment      Investment
                                  Management      Management
                                                  since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 41

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)            Vice President  Since 1992          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)             Chief           Since 2004          Not Applicable            Not Applicable
One Franklin Parkway              Compliance
San Mateo, CA 94403-1906          Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)            Treasurer       Since 2004          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (1960)         Vice President  Since 1995          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)           Senior Vice     Since 2002          Not Applicable            Not Applicable
500 East Broward Blvd.            President and
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Executive
                                  Officer -
                                  Finance and
                                  Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


42 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)              Vice President  Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)           Vice President  Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)          Vice President  Since 2002          Not Applicable            Not Applicable
600 Fifth Avenue                  - AML
Rockefeller Center                Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc.
and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (1937)          Vice President  Since 2000          Not Applicable            Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 43

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)            Chief           Since 2004          Not Applicable            Not Applicable
500 East Broward Blvd.            Financial
Suite 2100                        Officer and
Fort Lauderdale, FL 33394-3091    Chief
                                  Accounting
                                  Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT DIRECTOR AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


44 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

SHAREHOLDER INFORMATION

IFT MONEY MARKET PORTFOLIO

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

At a meeting held April 19, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory arrangements for each of the four separate funds within the Trust ("Fund(s)"). For the Fund, this included a review of the master/feeder structure pursuant to which the Fund invests all of its assets in the Portfolio, a series of Institutional Fiduciary Trust ("IFT Trust"). At the same meeting, the Board of Trustees of IFT Trust, which is substantially the same as the Board, approved renewal of the investment advisory contract for the Portfolio. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses (both direct and indirect) with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory arrangements for all the Funds were considered at the same Board meeting, the Trustees dealt with each Fund separately, and the Trustees of IFT Trust dealt separately with the investment advisory contract for the Portfolio. In approving continuance of the investment advisory arrangements for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure, which includes an indirect management fee paid to the Manager pursuant to the Portfolio's investment advisory contract, as well as an administration fee paid directly to the Manager pursuant to an administration agreement, was fair and reasonable and that continuance of the investment advisory arrangements was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.


                                                              Annual Report | 45

INSTITUTIONAL FIDUCIARY TRUST

IFT MONEY MARKET PORTFOLIO

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures, established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third-party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed its investment performance in comparison to a performance universe selected by Lipper.

Comparative performance for the IFT Money Market Portfolio was shown for the year ended December 31, 2004 and the previous 10 years ended that date. The performance universe for this Fund consisted of the Fund and all institutional money market funds as selected by Lipper. The


46 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

IFT MONEY MARKET PORTFOLIO

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS (CONTINUED)

Lipper report comparison showed the Fund's total return to be in the third or middle quintile of such universe for the one-year period, and for each of the previous three-, five- and ten-year periods on an annualized basis. In discussing such performance, management pointed out that the Portfolio, in which the Fund invests all of its assets, followed a very conservative approach with investments made only in those securities having the highest short-term ratings from rating agencies that rate such security and constant monitoring which avoided ownership of any downgraded securities to Tier II status. Management further noted such policy was believed appropriate in view of the fact that Fund shareholders largely consisted of 401(k) or other defined contribution plans. Management further stated its belief, given the account size and servicing needs of these types of accounts, that the Fund was more retail than institutional in nature and its performance was in line with the retail money market universe, which it believed to be a more appropriate measure. The Board believed the Fund's performance to be acceptable, noting management's explanation.

COMPARATIVE EXPENSE. Consideration was given to a comparative analysis of the combined indirect management and direct administration fee and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper reports. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's administration agreement and the Portfolio's investment advisory contract was similar to the scope of services provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the combined direct administration and indirect management fees of the Franklin Cash Reserve Fund and IFT Money Market Portfolio in comparison with the effective management fee that would have been charged by other funds within their Lipper expense group assuming they were the same size as the Portfolio through which these Funds invest, as well as the actual total expenses of these Funds in comparison with those of their Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee. The Lipper report for the IFT Money Market Portfolio showed its effective management fee to be the fourteenth highest in its fifteen member Lipper expense group and its actual total expenses to be the twelfth highest of such group. In discussing these expenses, management pointed out to the Board that this Fund is not actively marketed and largely serves as an alternative and frequent temporary investment vehicle for institutional investors and other funds within the Franklin/Templeton/Mutual Series families and provides same day wiring and exchange privileges for its shareholders. Management also pointed out that the Fund's effective fee rate was within eleven basis points of its expense group median while its actual total expenses were within sixteen basis points of its expense group median, despite the fact that its expense comparison was based on a group of funds approximating the larger size of the Portfolio through which it invests, which may cause its non-management expenses to be overstated. Based upon management's discussions and points raised, the Board found the comparative expenses of the Fund to be acceptable.


                                                              Annual Report | 47

INSTITUTIONAL FIDUCIARY TRUST

IFT MONEY MARKET PORTFOLIO

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting, and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The advisory fee at the master fund level for the


48 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

IFT MONEY MARKET PORTFOLIO

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS (CONTINUED)

Portfolio is a flat rate of .15% at all asset levels. In addition, a separate fee for administrative services amounting to .20% at all asset levels is charged to the IFT Money Market Portfolio. Management pointed out that a significant portion of its assets at any given time consisted of investments by other funds within the Franklin complex pursuant to cash sweep arrangements aimed at efficient management of their excess cash. It was further noted that shareholders of funds participating in such arrangements benefited from the fact that their fund's normally higher advisory and administrative fees were reduced to the levels charged the Fund on assets invested under such cash sweep arrangements. While intending to monitor this issue, the Board believed it questionable, in view of the nature and role served by this Fund, the way it is managed, and the services it provides, that the Manager and its affiliates benefited from any meaningful economies of scale which were not reflected in the level of advisory and administrative fees charged the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 49

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

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

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
      [LOGO OMITTED]
 FRANKLIN(R) TEMPLETON(R)
       INSTITUTIONAL

FRANKLIN TEMPLETON INSTITUTIONAL
600 Fifth Avenue
New York, NY 10020



ANNUAL REPORT
INSTITUTIONAL FIDUCIARY TRUST
MONEY MARKET PORTFOLIO

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


140 A2005 08/05



                                               ANNUAL REPORT   |     06 30 2005
--------------------------------------------------------------------------------



THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------
                                                   INSTITUTIONAL FIDUCIARY TRUST
                                                   -----------------------------
                                                   Franklin Cash Reserves Fund



                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                  INSTITUTIONAL
                        FRANKLIN o TEMPLETON o FIDUCIARY

CONTENTS

ANNUAL REPORT
--------------------------------------------------------------------------------

  Franklin Cash Reserves Fund ...........................................    2

  Your Fund's Expenses ..................................................    7

  Financial Highlights & Statement of Investments .......................    9

  Financial Statements ..................................................   11

  Notes to Financial Statements .........................................   14

  Report of Independent Registered Public Accounting Firm ...............   19

  Board Members and Officers ............................................   20

  The Money Market Portfolio ............................................   25

  Shareholder Information ...............................................   45

             -------------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
             -------------------------------------------------------


                                                               Annual Report | 1

ANNUAL REPORT

FRANKLIN CASH RESERVES FUND

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Cash Reserves Fund (the Fund) seeks to provide as high a level of current income as is consistent with liquidity and preservation of capital. The Fund invests all of its assets in the shares of The Money Market Portfolio (the Portfolio), which has the same investment goal. The Portfolio, in turn, invests mainly in various money market instruments such as U.S. government securities and dollar-denominated securities.(1) The Fund attempts to maintain a stable $1.00 share price.

--------------------------------------------------------------------------------
      PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OR INSTITUTION. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

This annual report for Franklin Cash Reserves Fund covers the fiscal year ended June 30, 2005.

PERFORMANCE OVERVIEW

Rising interest rates increased the Fund's yield. In this environment, the Fund's seven-day effective yield began the reporting period at 0.23% on June 30, 2004, and ended at 2.34% on June 30, 2005.

ECONOMIC AND MARKET OVERVIEW

Overall domestic economic growth remained healthy during the reporting period. Approximately two-thirds of U.S. gross domestic product (GDP) is generated by consumer spending, and almost one-fifth by business spending. Since consumer spending relies on consumers' ability to remain gainfully employed, many analysts study the employment picture for indications of consumer spending. Over the past year, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 6.7% (not adjusted for inflation) in June 2005 compared with the same month a year earlier, which supported U.S. economic growth.(2)

Business spending also rose during the reporting period, contributing to economic growth. Nonresidential investment spending rose in each of the past year's four quarters, resulting in 9.2% growth for the year under review.(2)

(1) Yield and share price are not guaranteed and will vary with market conditions. U.S. government securities owned by the portfolio, but not shares of the portfolio, are guaranteed by the U.S. government, its agencies or instrumentalities.

(2)   Source: Bureau of Economic Analysis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND COMPLETE LEGAL TITLES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 10.


2 | Annual Report

Historically low interest rates continued to allow many companies easy access to capital, and ample cash also helped some companies to support their spending plans. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

Energy prices rose significantly, as oil prices hit a record of $60.54 a barrel on June 27.(3) Inflation remained relatively contained for the 12 months ended June 30, 2005, as measured by the 2.0% rise for the core Consumer Price Index
(CPI), excluding volatile food and energy costs. This increase was below the core CPI's 10-year average of 2.3%.(4) However, acknowledging the economy's strength as well as potential inflationary pressure from high energy prices, the Federal Reserve Board raised the federal funds target rate to 3.25% from 1.25% during the 12-month period and indicated possible "measured" increases for the second half of 2005. During the period, the yield curve flattened, as the 10-year U.S. Treasury yield fell while those of shorter-maturity Treasuries rose. At period-end, the 10-year Treasury yielded 3.94%.

INVESTMENT STRATEGY

Consistent with our strategy, we invest, through the Portfolio, mainly in high-quality, short-term U.S. dollar denominated money market securities of domestic and foreign issuers, including bank obligations, commercial paper, repurchase agreements and U.S. government securities. We maintain a dollar-weighted average portfolio maturity of 90 days or less. We seek to provide shareholders with a high-quality, conservative investment vehicle; thus, we do not invest the Fund's cash in derivatives or other potentially volatile securities that we believe involve undue risk.

MANAGER'S DISCUSSION

We continued to invest the Portfolio's assets in high-quality money market securities. For example, on June 30, 2005, 100% of the securities purchased for the Portfolio carried an AA or higher long-term credit rating by independent credit rating agencies Standard & Poor's and Moody's Investors Service, with the balance rated A.(5)

(3)    Source: Bloomberg Energy/Commodity Service.

(4)    Source: Bureau of Labor Statistics.

(5)    These do not indicate ratings of the Fund.


                                                               Annual Report | 3

We appreciate your support, welcome new shareholders and look forward to serving your investment needs in the years ahead.

THIS FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 | Annual Report

FRANKLIN CASH RESERVES FUND

The Franklin Cash Reserves Fund (the Fund) seeks to provide high current income, consistent with capital preservation and liquidity. The Fund invests all of its assets in shares of The Money Market Portfolio (the Portfolio), which has the same investment objective as the Fund's. The Portfolio, in turn, invests in various money market instruments such as:

o     U.S. government and federal agency obligations(6)

o     Certificates of deposit

o     Bank notes

o     High-grade commercial paper

o     High-grade short-term corporate obligations

o Repurchase agreements collateralized by U.S. Treasury and Agency securities(6)

The Portfolio's composition as a percentage of total investments on June 30, 2005, is shown to the right.

THE MONEY MARKET PORTFOLIO
Portfolio Composition
6/30/05

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                    INVESTMENTS
--------------------------------------------------------------------------------
  Commercial Paper                                                        51.9%
--------------------------------------------------------------------------------
  Certificates of Deposit                                                 40.6%
--------------------------------------------------------------------------------
  Repurchase Agreements                                                    4.4%
--------------------------------------------------------------------------------
  Bank Notes                                                               2.6%
--------------------------------------------------------------------------------
  U.S. Government Agency Securities                                        0.5%
--------------------------------------------------------------------------------

(6) U.S. government securities, unlike federal agency obligations, are guaranteed by the U.S. government as to the timely payment of principal and interest. However, a guarantee as to the timely payment of principal and interest does not guarantee the value or the yield of these securities, nor does it guarantee the value of a mutual fund's shares.

YOU WILL FIND A COMPLETE LISTING OF THE FUND'S PORTFOLIO HOLDINGS, INCLUDING DOLLAR VALUE AND NUMBER OF SHARES OR PRINCIPAL AMOUNT, BEGINNING ON PAGE 10 OF THIS REPORT.


                                                               Annual Report | 5

PERFORMANCE SUMMARY

The Fund's seven-day effective yield began the reporting period at 0.23% (as of June 30, 2004) and ended at 2.34% on June 30, 2005. The average weighted maturity was 33 days as of June 30, 2004, and 28 days as of June 30, 2005.

FRANKLIN CASH RESERVES FUND
Period ended June 30, 2005

--------------------------------------------------------------------------------
  Seven-day current yield(7)                                              2.31%
--------------------------------------------------------------------------------
  Seven-day effective yield(7)                                            2.34%
--------------------------------------------------------------------------------
  Average weighted maturity                                            28 days
--------------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

FRANKLIN CASH RESERVES FUND

Total Returns vs. Lipper Institutional Money Market Funds Index(8) Periods ended June 30, 2005

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                                            LIPPER INSTITUTIONAL
                                           FRANKLIN CASH        MONEY MARKET
                                           RESERVES FUND       FUNDS INDEX(8)
--------------------------------------------------------------------------------
One-Year                                        1.36%              2.06%
Three-Year                                      2.28%              4.45%
Five-Year                                       9.70%             13.41%
Ten-Year                                       40.40%             47.82%

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM THE FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL FRANKLIN TEMPLETON INSTITUTIONAL SERVICES AT 1-800/321-8563.

(7) The seven-day effective yield assumes the compounding of daily dividends. Current and effective yields are for the seven-day period shown and reflect fluctuations in interest rates on Portfolio investments and Fund expenses.

      Franklin Advisers, Inc., the Fund's administrator and manager of the underlying portfolio, agreed in advance to waive a portion of its management fees and make payments of certain other expenses to limit total operating expenses to no more than 0.85% per annum of average net assets. Without these reductions, the Fund's current and effective 7-day yields for the period would have been 2.20% and 2.22%, respectively. Franklin Advisers, Inc., may discontinue these arrangements at any time, upon notice to the Fund's Board of Trustees.

(8) Source for Lipper Institutional Money Market Funds Index is Lipper Analytical Services, Inc. As of June 30, 2005, there were 305 funds in the institutional money market funds category. This index is unmanaged, and one cannot invest directly in an index. Total return calculations show the change in the value of an investment over the periods indicated and assume reinvestment of dividends and capital gains, if any, at net asset value.


6 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table below can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for the Fund and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                               Annual Report | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT    ENDING ACCOUNT        EXPENSES PAID DURING
                                            VALUE 12/31/04      VALUE 6/30/05       PERIOD* 12/31/04-6/30/05
-------------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,013.60                  $4.24
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,020.58                  $4.26
-------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.85% net of expense waiver, which includes the net expenses incurred by the Portfolio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


8 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CASH RESERVES FUND

                                                            ------------------------------------------------------------------------
                                                                                     YEAR ENDED JUNE 30,
                                                                  2005           2004           2003           2002           2001
                                                            ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ------------------------------------------------------------------------
Income from investment operations - net investment income        0.013          0.002          0.007          0.018          0.052

Less distributions from net investment income ...........       (0.013)        (0.002)        (0.007)        (0.018)        (0.052)
                                                            ------------------------------------------------------------------------
Net asset value, end of year ............................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ========================================================================

Total return ............................................         1.36%          0.21%          0.70%          1.85%          5.31%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................   $  190,179     $  196,808     $  231,196     $  180,909     $  153,223

Ratios to average net assets:

 Expenses(a) ............................................         0.98%          1.06%          0.96%          0.94%          0.89%

 Expenses net of waiver and payments by affiliate(a) ....         0.85%          0.85%          0.88%          0.93%          0.88%

 Net investment income ..................................         1.34%          0.23%          0.66%          1.80%          5.12%

(a) The expense ratio includes the Fund's share of the Portfolio's allocated expenses.


                          Annual Report | See notes to financial statements. | 9

INSTITUTIONAL FIDUCIARY TRUST

STATEMENT OF INVESTMENTS, JUNE 30, 2005

--------------------------------------------------------------------------------
  FRANKLIN CASH RESERVES FUND                        SHARES           VALUE
--------------------------------------------------------------------------------
  MUTUAL FUND (COST $191,755,157) 100.8%
  The Money Market Portfolio (Note 1) ........     191,755,157    $ 191,755,157
  OTHER ASSETS, LESS LIABILITIES (0.8)% ......                       (1,575,863)
                                                                  --------------
  NET ASSETS 100.0% ..........................                    $ 190,179,294
                                                                  ==============


10 | See notes to financial statements. | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005

                                                                                   ---------------
                                                                                      FRANKLIN
                                                                                   CASH RESERVES
                                                                                        FUND
                                                                                   ---------------
Assets:
 Investment in Portfolio, at value and cost ....................................   $  191,755,157
 Receivables from capital shares sold ..........................................          394,338
                                                                                   ---------------
      Total assets .............................................................      192,149,495
                                                                                   ---------------
Liabilities:
 Payables:
  Capital shares redeemed ......................................................        1,774,066
  Affiliates ...................................................................          158,813
  Distributions to shareholders ................................................              866
 Other liabilities .............................................................           36,456
                                                                                   ---------------
      Total liabilities ........................................................        1,970,201
                                                                                   ---------------
Net assets, at value ...........................................................   $  190,179,294
                                                                                   ===============
Shares outstanding .............................................................      190,179,294
                                                                                   ===============
Net asset value per share ......................................................   $         1.00
                                                                                   ===============


                         Annual Report | See notes to financial statements. | 11

INSTITUTIONAL FIDUCIARY TRUST

STATEMENT OF OPERATIONS
for the year ended June 30, 2005

                                                                                   ---------------
                                                                                      FRANKLIN
                                                                                   CASH RESERVES
                                                                                        FUND
                                                                                   ---------------
Investment income:
 Dividends from Portfolio ......................................................   $    3,831,516
                                                                                   ---------------
Expenses:
 Administrative fees (Note 3a) .................................................          470,766
 Distribution fees (Note 3b) ...................................................          470,766
 Transfer agent fees (Note 3c) .................................................          532,597
 Reports to shareholders .......................................................           29,651
 Registration and filing fees ..................................................           16,774
 Professional fees .............................................................           17,756
 Trustees' fees and expenses ...................................................            1,689
 Other .........................................................................            6,730
                                                                                   ---------------
      Total expenses ...........................................................        1,546,729
      Expenses waived/paid by affiliate (Note 3d) ..............................         (238,970)
                                                                                   ---------------
       Net expenses ............................................................        1,307,759
                                                                                   ---------------
        Net investment income ..................................................        2,523,757
                                                                                   ---------------
Net increase (decrease) in net assets resulting from operations ................   $    2,523,757
                                                                                   ===============


12 | See notes to financial statements. | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  ---------------------------------
                                                                    FRANKLIN CASH RESERVES FUND
                                                                  ---------------------------------
                                                                        YEAR ENDED JUNE 30,
                                                                       2005             2004
                                                                  ---------------------------------
Increase (decrease) in net assets:
 Net investment income from operations ........................   $    2,523,757   $      478,892
 Distributions to shareholders from net investment income .....       (2,523,757)        (478,892)
 Capital share transactions (Note 2) ..........................       (6,628,506)     (34,388,357)
                                                                  ---------------------------------
   Net increase (decrease) in net assets ......................       (6,628,506)     (34,388,357)
Net assets (there is no undistributed net investment income
 at beginning or end of year):
 Beginning of year ............................................      196,807,800      231,196,157
                                                                  ---------------------------------
 End of year ..................................................   $  190,179,294   $  196,807,800
                                                                  =================================


                         Annual Report | See notes to financial statements. | 13

INSTITUTIONAL FIDUCIARY TRUST

NOTES TO FINANCIAL STATEMENTS

FRANKLIN CASH RESERVES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Institutional Fiduciary Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of four separate series (the Funds). The Franklin Cash Reserves Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The Fund invests substantially all of its assets in The Money Market Portfolio (the Portfolio), which is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The accounting policies of the Portfolio, including the Portfolio's security valuation policies, will directly affect the recorded value of the Fund's investment in the Portfolio. The financial statements of the Portfolio, including the Statement of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

The Fund holds Portfolio shares that are valued at its proportionate interest in the closing net asset value of the Portfolio. As of June 30, 2005, the Fund owns 3.38% of the Portfolio.

B. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Income and estimated expenses are accrued daily. Dividends from net investment income and capital gains or losses received from the Portfolio are normally declared daily. Such distributions are reinvested in additional shares of the fund or distributed monthly.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


14 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

FRANKLIN CASH RESERVES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

E. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2005, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares at $1.00 per share were as follows:

                                                                  ---------------------------------
                                                                        YEAR ENDED JUNE 30,
                                                                       2005             2004
                                                                  ---------------------------------
Shares sold ...................................................   $  144,098,196   $  158,548,180
Shares issued in reinvestment of distributions ................        2,520,175          435,354
Shares redeemed ...............................................     (153,246,877)    (193,371,891)
                                                                  ---------------------------------
Net increase (decrease) .......................................   $   (6,628,506)  $  (34,388,357)
                                                                  =================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the Portfolio and of the following subsidiaries:

-----------------------------------------------------------------------------------------
  SUBSIDIARY                                                      AFFILIATION
-----------------------------------------------------------------------------------------
  Franklin Advisers, Inc. (Advisers)                              Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)             Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)    Transfer agent


                                                              Annual Report | 15

INSTITUTIONAL FIDUCIARY TRUST

FRANKLIN CASH RESERVES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. ADMINISTRATIVE FEES

The Fund pays an administrative fee to Advisers of 0.25% per year of the Fund's average daily net assets.

B. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.25% per year of its average daily net asset for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $532,597, of which $493,890 was retained by Investor Services.

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

Advisers agreed in advance to voluntarily waive a portion of administrative fees, as noted in the Statement of Operations. Total expenses waived by Advisers are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

4. INCOME TAXES

The tax character of distributions paid during the years ended June 30, 2005 and 2004, was as follows:

                                                        ------------------------
                                                           2005         2004
                                                        ------------------------
Distributions paid from ordinary income ............    $ 2,523,757   $ 478,892
                                                        ------------------------

At June 30, 2005, the cost of investments and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ...........................................   $ 191,755,157
                                                                  --------------
Undistributed ordinary income .................................   $         866
                                                                  ==============

5. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing


16 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

FRANKLIN CASH RESERVES FUND

5. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit


                                                              Annual Report | 17

INSTITUTIONAL FIDUCIARY TRUST

FRANKLIN CASH RESERVES FUND

5. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


18 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN CASH RESERVES FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF INSTITUTIONAL FIDUCIARY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Institutional Fiduciary Trust Franklin Cash Reserves Fund (one of the funds constituting the Institutional Fiduciary Trust, hereafter referred to as the "Fund") at June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 10, 2005


                                                              Annual Report | 19

INSTITUTIONAL FIDUCIARY TRUST

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)           Trustee         Since 1985          142                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                            company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)          Trustee         Since 1998          51                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)        Trustee         Since 1989          143                       None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)          Trustee         Since 1985          116                       Director, The California Center for
One Franklin Parkway                                                                            Land Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


20 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)          Trustee         Since 1992          142                       Director, Martek Biosciences
One Franklin Parkway                                                                            Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                        (biotechnology), and Overstock.com
                                                                                                (Internet services); and FORMERLY,
                                                                                                Director, MCI Communication
                                                                                                Corporation (subsequently known as
                                                                                                MCI WorldCom, Inc. and WorldCom,
                                                                                                Inc.) (communications services)
                                                                                                (1988-2002), White Mountains
                                                                                                Insurance Group, Ltd. (holding
                                                                                                company) (1987-2004) and Spacehab,
                                                                                                Inc. (aerospace services)
                                                                                                (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Chairman of     Trustee since       142                       None
One Franklin Parkway              the Board       1985 and
San Mateo, CA 94403-1906                          Chairman of the
                                                  Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee and     Trustee since       126                       None
One Franklin Parkway              President and   1985 and
San Mateo, CA 94403-1906          Chief           President and
                                  Executive       Chief Executive
                                  Officer -       Officer -
                                  Investment      Investment
                                  Management      Management
                                                  since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 21

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)            Vice President  Since 1986          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)             Chief           Since 2004          Not Applicable            Not Applicable
One Franklin Parkway              Compliance
San Mateo, CA 94403-1906          Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)            Treasurer       Since 2004          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (1960)         Vice President  Since 1995          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)           Senior Vice     Since 2002          Not Applicable            Not Applicable
500 East Broward Blvd.            President and
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Executive
                                  Officer -
                                  Finance and
                                  Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


22 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)              Vice President  Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)           Vice President  Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)          Vice President  Since 2002          Not Applicable            Not Applicable
600 Fifth Avenue                  - AML
Rockefeller Center                Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (1937)          Vice President  Since 2000          Not Applicable            Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 23

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)            Chief           Since 2004          Not Applicable            Not Applicable
500 East Broward Blvd.            Financial
Suite 2100                        Officer and
Fort Lauderdale, FL 33394-3091    Chief
                                  Accounting
                                  Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's administrator and distributor. Note:
Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/321.8563 TO REQUEST THE SAI.


24 | Annual Report

THE MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS

THE MONEY MARKET PORTFOLIO

                                                            ------------------------------------------------------------------------
                                                                                        YEAR ENDED JUNE 30,
                                                                  2005           2004           2003           2002           2001
                                                            ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ------------------------------------------------------------------------
Income from investment operations -
 net investment income ..................................        0.020          0.009          0.014          0.026          0.059

Less distributions from net investment income ...........       (0.020)        (0.009)        (0.014)        (0.026)        (0.059)
                                                            ------------------------------------------------------------------------
Net asset value, end of year ............................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ========================================================================

Total return ............................................         2.06%          0.94%          1.41%          2.63%          6.08%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................   $5,676,479     $5,505,394     $5,331,200     $4,734,196     $4,490,919

Ratios to average net assets:

 Expenses ...............................................         0.16%          0.16%          0.15%          0.16%          0.16%

 Expenses net of waiver and payments by affiliate .......         0.16%          0.15%          0.15%          0.15%          0.15%

 Net investment income ..................................         2.04%          0.93%          1.39%          2.56%          5.91%


                         Annual Report | See notes to financial statements. | 25

THE MONEY MARKET PORTFOLIOS

STATEMENT OF INVESTMENTS, JUNE 30, 2005

------------------------------------------------------------------------------------------------------------------------------------
    THE MONEY MARKET PORTFOLIO                                                                  PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    CERTIFICATES OF DEPOSIT 40.5%
    Abbey National North America, Stamford Branch, 3.06% - 3.29%, 7/11/05 - 8/24/05 .........   $    150,000,000   $    150,001,903
    Bank of Montreal, Chicago Branch, 3.04% - 3.21%, 7/15/05 - 8/22/05 ......................        150,000,000        150,000,718
    Bank of Nova Scotia, Portland Branch, 3.15%, 8/05/05 - 8/08/05 ..........................        150,000,000        150,000,000
    Banque Nationale de Paris, New York Branch, 2.255% - 3.265%, 8/16/05 - 8/24/05 ..........        150,000,000        149,999,154
    Barclay's Bank PLC, New York Branch, 3.070% - 3.105%, 7/11/05 - 7/14/05 .................        150,000,000        150,000,239
    Calyon North America Inc., New York Branch, 3.155%, 8/03/05 - 8/04/05 ...................        150,000,000        150,000,000
    Dexia Credit Local NY, New York Branch, 3.19%, 8/09/05 - 8/12/05 ........................        150,000,000        150,001,699
    HBOS Treasury Services, New York Branch, 3.16%, 8/08/05 .................................         50,000,000         50,000,262
    Landesbank Hessen Thueringen Girozentrale, New York Branch, 3.01% - 3.08%,
      7/08/05 - 7/14/05 .....................................................................        150,000,000        150,000,359
    Lloyds Bank PLC, New York Branch, 3.17% - 3.29%, 8/08/05 - 8/26/05 ......................        150,000,000        150,001,795
    Rabobank Nederland N.V., New York Branch, 3.15%, 8/10/05 ................................        100,000,000        100,001,104
    Royal Bank of Canada, New York Branch, 3.13%, 7/29/05 ...................................         75,000,000         75,000,290
    Royal Bank of Scotland, New York Branch, 3.115%, 7/25/05 ................................        100,000,000        100,000,662
    Societe Generale North America, New York Branch, 3.04% - 3.10%, 7/01/05 - 7/19/05 .......        150,000,000        150,000,000
    Svenska Handelsbanken, New York Branch, 3.120% - 3.185%, 7/28/05 - 8/11/05 ..............        150,000,000        150,001,408
    UBS Finance Delaware LLC, Stamford Branch, 3.110% - 3.235%, 7/22/05 - 8/17/05 ...........        125,000,000        125,001,084
    Westdeutsche Landesbank, New York Branch, 3.05%, 7/11/05 ................................         50,000,000         50,000,000
    Westpac Banking Corp., New York Branch, 3.245%, 7/26/05 .................................        150,000,000        150,000,519
                                                                                                                   -----------------
    TOTAL CERTIFICATES OF DEPOSIT (COST $2,300,011,196) .....................................                         2,300,011,196
                                                                                                                   -----------------
 (a)COMMERCIAL PAPER 51.9%
    ANZ (Delaware) Inc., 7/21/05 - 8/09/05 ..................................................        175,000,000        174,545,417
    Commonwealth Bank of Australia, 7/18/05 - 8/22/05 .......................................        150,000,000        149,693,253
    Danske Corp., 8/11/05 - 8/19/05 .........................................................        175,000,000        174,266,393
    Depfa Bank PLC, 7/06/05 - 7/07/05 .......................................................         50,000,000         49,976,625
    General Electric Capital Corp., 8/25/05 - 8/26/05 .......................................        150,000,000        149,250,750
    Gillette Co., 7/01/05 ...................................................................        250,000,000        250,000,000
    Goldman Sachs Group Inc., 7/18/05 - 7/20/05 .............................................        150,000,000        149,759,999
    HBOS Treasury Services, 8/15/05 - 8/16/05 ...............................................        100,000,000         99,601,243
    ING U.S. Funding Corp., 7/07/05 - 8/23/05 ...............................................        150,000,000        149,606,708
    Merrill Lynch & Co. Inc., 7/01/05 - 7/08/05 .............................................        225,000,000        224,918,751
    National Australia Funding Inc., 8/01/05 - 8/02/05 ......................................        150,000,000        149,583,938
    Nestle Capital Corp., 7/05/05 - 7/06/05 .................................................        175,000,000        174,935,729
    Pepsico Inc., 8/23/05 ...................................................................         50,000,000         49,765,917
    Procter & Gamble Co., 7/25/05 - 7/27/05 .................................................        100,000,000         99,779,861
    Royal Bank of Scotland PLC, 8/15/05 .....................................................         50,000,000         49,802,500
    Shell Finance UK PLC, 7/18/05 - 7/20/05 .................................................         50,000,000         49,923,750
    Siemens Capital Corp., 8/12/05 ..........................................................        100,000,000         99,627,833
    Toronto Dominion Holding USA, 7/18/05 - 7/22/05 .........................................        150,000,000        149,758,145
    Total Capital SA, 8/17/05 - 8/22/05 .....................................................        150,000,000        149,343,913
    Toyota Motor Credit Corp., 8/29/05 - 8/30/05 ............................................        150,000,000        149,184,167
    UBS AG Finance Delaware Inc, 7/01/05 ....................................................        100,000,000        100,000,000
    Wal-Mart Stores Inc., 7/13/05 - 8/30/05 .................................................        150,000,000        149,629,500
                                                                                                                   -----------------
    TOTAL COMMERCIAL PAPER (COST $2,942,954,392) ............................................                         2,942,954,392
                                                                                                                   -----------------


26 | Annual Report

THE MONEY MARKET PORTFOLIOS

------------------------------------------------------------------------------------------------------------------------------------
    THE MONEY MARKET PORTFOLIO                                                                  PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 (a)U.S. GOVERNMENT AND AGENCY SECURITIES 0.5%
    Federal Home Loan Bank, 7/01/05 .........................................................   $     12,915,000   $     12,915,000
    Federal Home Loan Mortgage Corp., 7/01/05 ...............................................          3,390,000          3,390,000
    Federal National Mortgage Association, 7/01/05 ..........................................          9,090,000          9,090,000
                                                                                                                   -----------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $25,395,000) ..........................                            25,395,000
                                                                                                                   -----------------

    BANK NOTES (COST $150,003,105) 2.6%
    Bank of America NA, 3.12%, 7/26/05 - 7/27/05 ............................................        150,000,000        150,003,105
                                                                                                                   -----------------
    TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $5,418,363,693) ....................                         5,418,363,693
                                                                                                                   -----------------

 (b)REPURCHASE AGREEMENTS 4.4%
    Deutsche Bank Securities Inc., 2.94%, 7/01/05 (Maturity Value $85,006,942)
      Collateralized by (a)U.S. Treasury Bills, 11/17/05 ....................................         85,000,000         85,000,000
    Morgan Stanley & Co. Inc., 2.87%, 7/01/05 (Maturity Value $134,720,739)
      Collateralized by U.S. Treasury Notes, 3.875% - 4.00%, 3/15/10 - 5/15/10;
      and U.S. Treasury Bonds, 10.75%, 8/15/05 ..............................................        134,710,000        134,710,000
    UBS Securities LLC, 3.05%, 7/01/05 (Maturity Value $30,002,542)
      Collateralized by U.S. Government Agency Securities, 2.875%, 9/15/05 ..................         30,000,000         30,000,000
                                                                                                                   -----------------
    TOTAL REPURCHASE AGREEMENTS (COST $249,710,000) .........................................                           249,710,000
                                                                                                                   -----------------
    TOTAL INVESTMENTS (COST $5,668,073,693) 99.9% ...........................................                         5,668,073,693
    OTHER ASSETS, LESS LIABILITIES 0.1% .....................................................                             8,405,725
                                                                                                                   -----------------
    NET ASSETS 100.0% .......................................................................                      $  5,676,479,418
                                                                                                                   =================

(a) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(b)   See Note 1(b) regarding repurchase agreements.


                         Annual Report | See notes to financial statements. | 27

THE MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS

THE U.S. GOVERNMENT SECURITIES MONEY MARKET PORTFOLIO

                                                            ------------------------------------------------------------------------
                                                                                      YEAR ENDED JUNE 30,
                                                                  2005           2004           2003           2002           2001
                                                            ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ------------------------------------------------------------------------
Income from investment operations - net investment income        0.020          0.009          0.013          0.024          0.056

Less distributions from net investment income ...........       (0.020)        (0.009)        (0.013)        (0.024)        (0.056)
                                                            ------------------------------------------------------------------------
Net asset value, end of year ............................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ========================================================================

Total return ............................................         1.99%          0.87%          1.34%          2.43%          5.75%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................   $  110,761     $  117,815     $  201,758     $  226,676     $  186,718

Ratios to average net assets:

 Expenses ...............................................         0.17%          0.16%          0.16%          0.16%          0.16%

 Expenses net of waiver and payments by affiliate .......         0.15%          0.15%          0.15%          0.15%          0.15%

 Net investment income ..................................         1.97%          0.87%          1.34%          2.33%          5.63%


28 | See notes to financial statements. | Annual Report

THE MONEY MARKET PORTFOLIOS

STATEMENT OF INVESTMENTS, JUNE 30, 2005

------------------------------------------------------------------------------------------------------------------------------------
    THE U.S. GOVERNMENT SECURITIES MONEY MARKET PORTFOLIO                                       PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 (a)U.S. GOVERNMENT SECURITIES 20.2%
    U.S. Treasury Bill, 7/15/05 .............................................................   $      5,000,000   $      4,993,904
    U.S. Treasury Bill, 7/28/05 .............................................................          2,500,000          2,495,078
    U.S. Treasury Bill, 8/11/05 .............................................................          2,500,000          2,491,786
    U.S. Treasury Bill, 8/18/05 .............................................................          2,500,000          2,490,783
    U.S. Treasury Bill, 8/25/05 .............................................................          2,500,000          2,488,710
    U.S. Treasury Bill, 10/06/05 ............................................................          2,500,000          2,479,556
    U.S. Treasury Bill, 11/17/05 ............................................................          2,500,000          2,469,449
    U.S. Treasury Bill, 12/22/05 ............................................................          2,500,000          2,461,152
                                                                                                                   -----------------
    TOTAL U.S. GOVERNMENT SECURITIES (COST $22,370,418) .....................................                            22,370,418
                                                                                                                   -----------------

 (b)REPURCHASE AGREEMENTS 88.8%
    ABN AMRO Bank, N.V., New York Branch, 2.67%, 7/01/05 (Maturity Value $10,000,742)
      Collateralized by U.S. Treasury Notes, 2.00%, 5/15/06 .................................         10,000,000         10,000,000
    Banc of America Securities LLC, 2.70%, 7/01/05 (Maturity Value $5,000,375)
      Collateralized by U.S. Treasury Notes, 4.00%, 4/15/10 .................................          5,000,000          5,000,000
    Barclays Capital Inc., 2.85%, 7/01/05 (Maturity Value $5,000,396)
      Collateralized by (a)U.S. Treasury Bills, 7/07/05 .....................................          5,000,000          5,000,000
    Deutsche Bank Securities Inc., 2.94%, 7/01/05 (Maturity Value $19,161,565)
      Collateralized by (a)U.S. Treasury Notes, 0.00 - 6.625%, 10/6/05 - 5/15/07 ............         19,160,000         19,160,000
    Goldman, Sachs & Co., 2.70%, 7/01/05 (Maturity Value $10,000,750)
      Collateralized by U.S. Treasury Notes, 6.50%, 2/15/10 .................................         10,000,000         10,000,000
    Greenwich Capital Markets Inc., 2.85%, 7/01/05 (Maturity Value $15,001,188)
      Collateralized by U.S. Treasury Notes, 2.50%, 10/31/06 ................................         15,000,000         15,000,000
    Morgan Stanley & Co., 2.87%, 7/01/05 (Maturity Value $19,166,528)
      Collateralized by U.S. Treasury Notes, 10.75%, 8/15/05 ................................         19,165,000         19,165,000
    UBS Securities LLC, 2.85%, 7/01/05 (Maturity Value $15,001,188)
      Collateralized by U.S. Treasury Notes, 3.375%, 10/15/09 ...............................         15,000,000         15,000,000
                                                                                                                   -----------------
    TOTAL REPURCHASE AGREEMENTS (COST $98,325,000) ..........................................                            98,325,000
                                                                                                                   -----------------
    TOTAL INVESTMENTS (COST $120,695,418) 109.0% ............................................                           120,695,418
    OTHER ASSETS, LESS LIABILITIES (9.0)% ...................................................                            (9,934,020)
                                                                                                                   -----------------
    NET ASSETS 100.0% .......................................................................                      $    110,761,398
                                                                                                                   =================

(a) A portion or all of the security is traded on a discount basis with no stated coupon rate.

(b)   See Note 1(b) regarding repurchase agreements.


                         Annual Report | See notes to financial statements. | 29

THE MONEY MARKET PORTFOLIOS

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2005

                                                                                   --------------------------------
                                                                                                       THE U.S.
                                                                                                      GOVERNMENT
                                                                                        THE           SECURITIES
                                                                                    MONEY MARKET     MONEY MARKET
                                                                                     PORTFOLIO        PORTFOLIO
                                                                                   --------------------------------
Assets:
 Investments in securities, at amortized cost ..................................   $5,418,363,693   $   22,370,418
 Repurchase agreements, at value and cost ......................................      249,710,000       98,325,000
                                                                                   --------------------------------
      Total investments ........................................................    5,668,073,693      120,695,418
 Cash ..........................................................................            3,914            1,355
 Interest receivable ...........................................................        9,161,968            7,730
                                                                                   --------------------------------
      Total assets .............................................................    5,677,239,575      120,704,503
                                                                                   --------------------------------
Liabilities:
 Payables:
  Investments securities purchased .............................................               --        9,924,505
  Affiliates ...................................................................          704,700            7,925
  Distributions to shareholders ................................................            7,233               62
 Other liabilities .............................................................           48,224           10,613
                                                                                   --------------------------------
      Total liabilities ........................................................          760,157        9,943,105
                                                                                   --------------------------------
Net assets, at value ...........................................................   $5,676,479,418   $  110,761,398
                                                                                   ================================
Shares outstanding .............................................................    5,676,479,418      110,761,398
                                                                                   ================================
Net asset value per share ......................................................   $         1.00   $         1.00
                                                                                   ================================


30 | See notes to financial statements. | Annual Report

THE MONEY MARKET PORTFOLIOS

STATEMENTS OF OPERATIONS
for the year ended June 30, 2005

                                                                                   --------------------------------
                                                                                                       THE U.S.
                                                                                                      GOVERNMENT
                                                                                        THE           SECURITIES
                                                                                    MONEY MARKET     MONEY MARKET
                                                                                     PORTFOLIO        PORTFOLIO
                                                                                   --------------------------------
Investment income:
 Interest ......................................................................   $  128,511,065   $    2,410,476
                                                                                   --------------------------------
Expenses:
 Management fees (Note 3a) .....................................................        8,798,240          170,696
 Custodian fees (Note 4) .......................................................          119,166            2,196
 Reports to shareholders .......................................................            6,242            2,587
 Professional fees .............................................................           56,499           14,348
 Other .........................................................................          174,147            4,716
                                                                                   --------------------------------
      Total expenses ...........................................................        9,154,294          194,543
      Expense reductions (Note 4) ..............................................          (18,760)          (1,572)
      Expenses waived/paid by affiliate (Note 3d) ..............................               --          (22,238)
                                                                                   --------------------------------
       Net expenses ............................................................        9,135,534          170,733
                                                                                   --------------------------------
        Net investment income ..................................................      119,375,531        2,239,743
                                                                                   --------------------------------
Net realized gain (loss) from investments ......................................               --              190
                                                                                   --------------------------------
Net increase (decrease) in net assets resulting from operations ................   $  119,375,531   $    2,239,933
                                                                                   ================================


                         Annual Report | See notes to financial statements. | 31

THE MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                                       -----------------------------------------------------------------------------
                                                                                              THE U.S. GOVERNMENT SECURITIES
                                                          THE MONEY MARKET PORTFOLIO              MONEY MARKET PORTFOLIO
                                                       -----------------------------------------------------------------------------
                                                             YEAR ENDED JUNE 30,                    YEAR ENDED JUNE 30,
                                                            2005             2004                2005                2004
                                                       -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................   $   119,375,531  $    49,426,140     $     2,239,743     $     1,508,957
  Net realized gain (loss) from investments ........                --            3,825                 190               5,742
                                                       -----------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from operations ............................       119,375,531       49,429,965           2,239,933           1,514,699
 Distributions to shareholders from net
  investment income ................................      (119,375,531)     (49,429,965)(a)      (2,239,933)(b)      (1,514,699)(c)
 Capital share transactions (Note 2) ...............       171,085,254      174,194,451          (7,053,156)        (83,943,475)
                                                       -----------------------------------------------------------------------------
     Net increase (decrease) in net assets .........       171,085,254      174,194,451          (7,053,156)        (83,943,475)
Net assets (there is no undistributed net investment
 income at beginning or end of year):
  Beginning of year ................................     5,505,394,164    5,331,199,713         117,814,554         201,758,029
                                                       -----------------------------------------------------------------------------
  End of year ......................................   $ 5,676,479,418  $ 5,505,394,164     $   110,761,398     $   117,814,554
                                                       =============================================================================

(a) Distributions were increased by a net realized gain from investments of $3,825.

(b) Distributions were increased by a net realized gain from investments of $190.

(c) Distributions were increased by a net realized gain from investments of $5,742.


32 | See notes to financial statements. | Annual Report

THE MONEY MARKET PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Money Market Portfolios (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of two separate portfolios (the Portfolios). The shares of the Portfolios are issued in private placements and are exempt from registration under the Securities Act of 1933.

The following summarizes the Portfolios' significant accounting policies.

A. SECURITY VALUATION

Securities are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. All security valuation procedures are approved by the Portfolios' Board of Trustees.

B. REPURCHASE AGREEMENTS

The Portfolios may enter into repurchase agreements, which are accounted for as a loan by the Portfolios to the seller, collateralized by securities which are delivered to the Portfolios' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Portfolios, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are valued at cost. At June 30, 2005, all repurchase agreements held by the Portfolios had been entered into on that date.

C. INCOME TAXES

No provision has been made for U.S. income taxes because each Portfolio's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Portfolio distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Portfolios.

Common expenses incurred by the Trust are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets of the Trust. Portfolio specific expenses are charged directly to the portfolio that incurred the expense.


                                                              Annual Report | 33

THE MONEY MARKET PORTFOLIOS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Portfolio's shares at $1.00 per share were as follows:

                                                                                   --------------------------------
                                                                                                       THE U.S.
                                                                                                      GOVERNMENT
                                                                                        THE           SECURITIES
                                                                                    MONEY MARKET     MONEY MARKET
                                                                                     PORTFOLIO        PORTFOLIO
                                                                                   --------------------------------
Year ended June 30, 2005
 Shares sold ...................................................................   $5,623,149,272   $   52,184,664
 Shares issued in reinvestment of distributions ................................      119,380,707        2,240,711
 Shares redeemed ...............................................................   (5,571,444,725)     (61,478,531)
                                                                                   --------------------------------
 Net increase (decrease) .......................................................   $  171,085,254   $   (7,053,156)
                                                                                   ================================
Year ended June 30, 2004
 Shares sold ...................................................................   $5,413,860,590   $  145,540,988
 Shares issued in reinvestment of distributions ................................       49,424,401        1,513,783
 Shares redeemed ...............................................................   (5,289,090,540)    (230,998,246)
                                                                                   --------------------------------
 Net increase (decrease) .......................................................   $  174,194,451   $  (83,943,475)
                                                                                   ================================


34 | Annual Report

THE MONEY MARKET PORTFOLIOS

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Portfolios are also officers and/or directors of the Franklin Money Fund, the Institutional Fiduciary Trust, the Franklin Templeton Money Fund Trust and the Franklin Federal Money Fund, and of the following subsidiaries:

-------------------------------------------------------------------------------------
  SUBSIDIARY                                                      AFFILIATION
-------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                               Investment manager
  Franklin Templeton Investor Services LLC (Investor Services)    Transfer agent

A. MANAGEMENT FEE

The Portfolios pay an investment management fee to Advisers of 0.15% per year of the average daily net assets of each Portfolio.

B. TRANSFER AGENT FEES

Investor Services, under terms of an agreement, performs shareholder servicing for the Portfolios and is not paid by the Portfolios for the services.

C. OTHER AFFILIATED TRANSACTIONS

At June 30, 2005, the shares of The Money Market Portfolio were owned by the following funds:

                                                                                   ----------------------------------
                                                                                                    PERCENTAGE OF
                                                                                       SHARES     OUTSTANDING SHARES
                                                                                   ----------------------------------
Institutional Fiduciary Trust - Money Market Portfolio .........................    3,934,213,030        69.31%
Franklin Money Fund ............................................................    1,452,679,478        25.59%
Institutional Fiduciary Trust - Franklin Cash Reserves Fund ....................      191,755,157         3.38%
Franklin Templeton Money Fund Trust - Franklin Templeton
 Money Fund.....................................................................       97,831,753         1.72%

At June 30, 2005, the shares of The U.S. Government Securities Money Market Portfolio were owned by the following fund:

                                                                                   ----------------------------------
                                                                                                      PERCENTAGE OF
                                                                                       SHARES     OUTSTANDING SHARES
                                                                                   ----------------------------------
Franklin Federal Money Fund ....................................................      110,761,398       100.00%

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

Advisers agreed in advance to voluntarily waive a portion of management fees for The U.S. Government Securities Money Market Portfolio, as noted in the Statement of Operations. Total expenses waived by Advisers are not subject to reimbursement by the Portfolio subsequent to the Portfolio's fiscal year end.


                                                              Annual Report | 35

THE MONEY MARKET PORTFOLIOS

4. EXPENSE OFFSET ARRANGEMENT

The Portfolios have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. During the year ended June 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended June 30, 2005 and 2004, was as follows:

                                                ----------------------------------------------------------
                                                                                  THE U.S. GOVERNMENT
                                                     THE MONEY MARKET                 SECURITIES
                                                         PORTFOLIO              MONEY MARKET PORTFOLIO
                                                ----------------------------------------------------------
                                                    2005           2004           2005           2004
                                                ----------------------------------------------------------
Distributions paid from - ordinary income ...   $119,375,531   $ 49,429,965   $  2,239,933   $  1,514,699
                                                ==========================================================

At June 30, 2005, the cost of investments and undistributed ordinary income for income tax purposes were as follows:

                                                                                   --------------------------------
                                                                                                        THE U.S.
                                                                                                      GOVERNMENT
                                                                                        THE           SECURITIES
                                                                                    MONEY MARKET     MONEY MARKET
                                                                                     PORTFOLIO        PORTFOLIO
                                                                                   --------------------------------
Cost of investments ............................................................   $5,668,073,693   $  120,695,418
                                                                                   --------------------------------
Undistributed ordinary income ..................................................   $        7,233   $           62
                                                                                   --------------------------------

6. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the


36 | Annual Report

THE MONEY MARKET PORTFOLIOS

6. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


                                                              Annual Report | 37

THE MONEY MARKET PORTFOLIOS

6. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


38 | Annual Report

THE MONEY MARKET PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE MONEY MARKET PORTFOLIOS:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Money Market Portfolio and The U.S. Government Securities Money Market Portfolio constituting The Money Market Portfolios, (hereafter referred to as the "Funds") at June 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 10, 2005


                                                              Annual Report | 39

THE MONEY MARKET PORTFOLIOS

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)           Trustee         Since 1992          142                       Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                            company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)          Trustee         Since 1998          51                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)        Trustee         Since 1992          143                       None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)           Trustee         Since June 2005     135                       Director, Amerada Hess Corporation
One Franklin Parkway                                                                            (exploration and refining of oil and
San Mateo, CA 94403-1906                                                                        gas), H.J. Heinz Company (processed
                                                                                                foods and allied products), RTI
                                                                                                International Metals, Inc. (manufac-
                                                                                                ture and distribution of titanium),
                                                                                                Canadian National Railway
                                                                                                (railroad), and White Mountains
                                                                                                Insurance Group, Ltd. (holding
                                                                                                company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)          Trustee         Since 1992          116                       Director, The California Center for
One Franklin Parkway                                                                            Land Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


40 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)          Trustee         Since 1992          142                       Director, Martek Biosciences
One Franklin Parkway                                                                            Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                        (biotechnology), and Overstock.com
                                                                                                (Internet services); and FORMERLY,
                                                                                                Director, MCI Communication
                                                                                                Corporation (subsequently known as
                                                                                                MCI WorldCom, Inc. and WorldCom,
                                                                                                Inc.) (communications services)
                                                                                                (1988-2002), White Mountains
                                                                                                Insurance Group, Ltd. (holding com-
                                                                                                pany) (1987-2004) and Spacehab,
                                                                                                Inc. (aerospace services)
                                                                                                (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and     Trustee since       142                       None
One Franklin Parkway              Chairman of     1992 and
San Mateo, CA 94403-1906          the Board       Chairman of the
                                                  Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee and     Trustee since       126                       None
One Franklin Parkway              President and   1992 and
San Mateo, CA 94403-1906          Chief           President and
                                  Executive       Chief Executive
                                  Officer -       Officer -
                                  Investment      Investment
                                  Management      Management
                                                  since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 41

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)            Vice President  Since 1992          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)             Chief           Since 2004          Not Applicable            Not Applicable
One Franklin Parkway              Compliance
San Mateo, CA 94403-1906          Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)            Treasurer       Since 2004          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (1960)         Vice President  Since 1995          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)           Senior Vice     Since 2002          Not Applicable            Not Applicable
500 East Broward Blvd.            President and
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Executive
                                  Officer -
                                  Finance and
                                  Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


42 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)              Vice President  Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)           Vice President  Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)          Vice President  Since 2002          Not Applicable            Not Applicable
600 Fifth Avenue                  - AML
Rockefeller Center                Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (1937)          Vice President  Since 2000          Not Applicable            Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 43

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION        TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)            Chief           Since 2004          Not Applicable            Not Applicable
500 East Broward Blvd.            Financial
Suite 2100                        Officer and
Fort Lauderdale, FL 33394-3091    Chief
                                  Accounting
                                  Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF DIRECTORS BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT DIRECTOR AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


44 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

SHAREHOLDER INFORMATION

FRANKLIN CASH RESERVES FUND

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

At a meeting held April 19, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory arrangements for each of the four separate funds within the Trust ("Fund(s)"). For the Fund, this included a review of the master/feeder structure pursuant to which the Fund invests all of its assets in the Portfolio, a series of Institutional Fiduciary Trust ("IFT Trust"). At the same meeting, the Board of Trustees of IFT Trust, which is substantially the same as the Board, approved renewal of the investment advisory contract for the Portfolio. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses (both direct and indirect) with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory arrangements for all the Funds were considered at the same Board meeting, the Trustees dealt with each Fund separately, and the Trustees of IFT Trust dealt separately with the investment advisory contract for the Portfolio. In approving continuance of the investment advisory arrangements for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure, which includes an indirect management fee paid to the Manager pursuant to the Portfolio's investment advisory contract, as well as an administration fee paid directly to the Manager pursuant to an administration agreement, was fair and reasonable and that continuance of the investment advisory arrangements was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.


                                                              Annual Report | 45

INSTITUTIONAL FIDUCIARY TRUST

FRANKLIN CASH RESERVES FUND

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures, established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third-party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed its investment performance in comparison to a performance universe selected by Lipper. Comparative performance for the Franklin Cash Reserves Fund was shown for the year ended December 31, 2004 and the previous 10 years ended that date. The following summarizes the performance results for the Fund and the Board's view of such performance.


46 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

FRANKLIN CASH RESERVES FUND

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS (CONTINUED)

FRANKLIN CASH RESERVES FUND - The performance universe for this Fund consisted of the Fund and all institutional money market funds as selected by Lipper. The Lipper report comparison showed the Fund's total return to be in the lowest quintile of its performance universe for the one-year period and for each of the previous three-, five- and ten-year periods on an annualized basis. In discussing such performance, management pointed out that the Portfolio, in which the Fund invests all of its assets, followed a very conservative approach with investments made only in those securities having the highest short-term ratings from rating agencies that rate such security and constant monitoring which avoided ownership of any downgraded securities to Tier II status. Management further noted such policy was believed appropriate in view of the fact that Fund shareholders largely consisted of 401(k) or other defined contribution plans. Management further stated its belief, given the account size and servicing needs of these types of accounts, that the Fund was more retail than institutional in nature and its performance was in line with the retail money market universe, which it believed to be a more appropriate measure. The Board believed the Fund's performance to be acceptable, noting management's explanation.

COMPARATIVE EXPENSE. Consideration was given to a comparative analysis of the combined indirect management and direct administration fee and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper reports. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to the scope of services provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the combined direct administration and indirect management fees of the Franklin Cash Reserve Fund and IFT Money Market Portfolio in comparison with the effective management fee that would have been charged by other funds within their Lipper expense group assuming they were the same size as the Portfolio through which these Funds invest, as well as the actual total expenses of these Funds in comparison with those of their Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee. The results of these comparisons showed, in the case of the Franklin Cash Reserves Fund, that its effective management fee rate was the twelfth highest in its fifteen fund Lipper expense group and its actual total expenses were the highest in such group. In discussing these expenses, management pointed out that while the Fund's expense group consisted of institutional funds, the nature of its shareholders and their servicing needs were believed to be more retail in nature, justifying higher expenses. In addition, management pointed out that the Fund was part of a master feeder relationship and, while the Fund's non-management expenses were calculated at its actual asset size level of approximately $190 million, such expenses were compared to those of a fund group approximating the $6 billion size of the Portfolio, through which the Fund invests. As noted in the Lipper report, the selection of the size of the expense group based on this size may cause the Fund's non-management expenses, which were the highest in the group, to be overstated relative to such group. Based


                                                              Annual Report | 47

INSTITUTIONAL FIDUCIARY TRUST

FRANKLIN CASH RESERVES FUND

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS (CONTINUED)

upon management's discussions and points raised, the Board found the comparative expenses of the fund to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting, and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.


48 | Annual Report

INSTITUTIONAL FIDUCIARY TRUST

FRANKLIN CASH RESERVES FUND

BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The advisory fee at the master fund level for the Portfolio is a flat rate of .15% at all asset levels. In addition, a separate fee for administrative services amounting to .25% at all asset levels is charged to the Franklin Cash Reserve Fund. While intending to continuously review the issue, the Board believed it questionable, for reasons including the size of the Fund and the nature of its shareholder accounts, that the Manager and its affiliates realized any meaningful economies of scale in furnishing advisory and administrative services to the Franklin Cash Reserve Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 49
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

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
     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
      INSTITUTIONAL

FRANKLIN TEMPLETON INSTITUTIONAL
600 Fifth Avenue
New York, NY 10020



ANNUAL REPORT
INSTITUTIONAL FIDUCIARY TRUST
FRANKLIN CASH RESERVES FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


149 A2005 08/05




      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $9,914 for the fiscal year ended June 30, 2005 and $90,833 for the fiscal year ended June 30, 2004.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended June 30, 2005 and $52,158 for the fiscal year ended June 30, 2004. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $19,591 for the fiscal year ended June 30, 2005 and $0 for the fiscal year ended June 30, 2004. The services for which these fees were paid included tax compliance and advise.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended June 30, 2005 and $1,486 for the fiscal year ended June 30, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,500 for the fiscal year ended June 30, 2005 and $98,514 for the fiscal year ended June 30, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $24,091 for the fiscal year ended June 30, 2005 and $152,158 for the fiscal year ended June 30, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INSTITUTIONAL FIDUCIARY TRUST

By    JIMMY D. GAMBILL
      ----------------
   /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By    JIMMY D. GAMBILL
      ----------------
   /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    August 19, 2005


By    GALEN G. VETTER
      ---------------
   /s/Galen G. Verrer
      Chief Financial Officer
Date    August 19, 2005